-------------------------------------------------------------------------------
CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE

                                  CSFB 2005-C4

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $1,220,017,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-C4

                            [COLUMN FINANCIAL LOGO]

                                 [KEYBANK LOGO]

 CREDIT SUISSE FIRST BOSTON

                    KEYBANC CAPITAL MARKETS

                                 DEUTSCHE BANK SECURITIES

                                                            WACHOVIA SECURITIES

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.
-------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
I.       TRANSACTION OFFERING



------------------------------------------------------------------------------------------------------------------------------------
                                                                          ASSUMED
                        INITIAL      APPROXIMAT                           WEIGHTED
                       PRINCIPAL      OF TOTAL                             AVERAGE
          EXPECTED      BALANCE       INITIAL  EAPPROXIMATE    INITIAL      LIFE     EXPECTED    EXPECTED
          RATINGS     OR NOTIONAL    PRINCIPAL    CREDIT     PASS-THROUGH  (YEARS)   MATURITY    PRINCIPAL       LEGAL
 CLASS      (1)          AMOUNT       BALANCE     SUPPORT     RATE (2)       (3)        (3)     WINDOW (3)      STATUS     ERISA (4)
-------  ---------- --------------  ----------- -----------  ----------- ---------- ---------- ------------- ------------ ----------

 OFFERED CERTIFICATES:
   A-1    Aaa/AAA     $39,000,000      2.92%      20.00%          %          2.7       05/10    09/05-05/10     Public       Yes
   A-2    Aaa/AAA    $138,000,000     10.35%      20.00%          %          4.8       08/10    05/10-08/10     Public       Yes
   A-3    Aaa/AAA    $113,000,000      8.47%      20.00%          %          6.8       07/12    05/12-07/12     Public       Yes
  A-AB    Aaa/AAA     $45,000,000      3.37%      20.00%          %          7.0       08/14    08/10-08/14     Public       Yes
   A-4    Aaa/AAA    $310,000,000     23.25%      30.04%          %          9.6       06/15    08/14-06/15     Public       Yes
  A-4M    Aaa/AAA     $44,502,000      3.34%      20.00%          %          9.8       06/15    06/15-06/15     Public       Yes
  A-1-A   Aaa/AAA    $377,179,000     28.29%      20.00%          %          9.2       07/15    09/05-07/15     Public       Yes
   A-J    Aaa/AAA     $93,335,000      7.00%      13.00%          %          9.9       07/15    07/15-07/15     Public       Yes
    B      Aa2/AA     $23,334,000      1.75%      11.25%          %          9.9       07/15    07/15-07/15     Public       Yes
    C     Aa3/AA-     $13,333,000      1.00%      10.25%          %          9.9       07/15    07/15-07/15     Public       Yes
    D       A2/A      $23,334,000      1.75%       8.50%          %          9.9       07/15    07/15-07/15     Public       Yes
 NON-OFFERED CERTIFICATES: (5)
    E      A3/A-      $16,667,000      1.25%       7.25%          %          9.9       07/15    07/15-07/15  Private-144A    Yes
    F    Baa1/BBB+    $16,667,000      1.25%       6.00%          %          9.9       07/15    07/15-07/15  Private-144A    Yes
    G     Baa2/BBB    $13,333,000      1.00%       5.00%          %          9.9       07/15    07/15-07/15  Private-144A    Yes
    H    Baa3/BBB-    $16,667,000      1.25%       3.75%          %          9.9       07/15    07/15-07/15  Private-144A    Yes
    J     Ba1/BB+      $5,000,000      0.37%       3.38%          %          9.9       07/15    07/15-07/15  Private-144A     No
    K      Ba2/BB      $8,334,000      0.63%       2.75%          %          9.9       07/15    07/15-07/15  Private-144A     No
    L     Ba3/BB-      $6,666,000      0.50%       2.25%          %          9.9       08/15    07/15-08/15  Private-144A     No
    M      B1/B+       $1,667,000      0.13%       2.13%          %         10.0       08/15    08/15-08/15  Private-144A     No
    N       B2/B       $5,000,000      0.37%       1.75%          %         10.0       08/15    08/15-08/15  Private-144A     No
    O      B3/B-       $5,000,000      0.37%       1.38%          %         10.0       08/15    08/15-08/15  Private-144A     No
    P      NR/NR      $18,334,236      1.38%       0.00%          %         11.7       07/20    08/15-07/20  Private-144A     No
                                                                  %          8.5                             Private-144A    Yes
                     $1,333,352,236
   A-X    Aaa/AAA         (6)           N/A         N/A                                07/20        N/A
                     $1,213,113,000%          5.7                             Private-144A    Yes
  A-SP    Aaa/AAA         (6)           N/A         N/A                                08/12        N/A
------------------------------------------------------------------------------------------------------------------------------------


(1)  These classes are expected to be rated by Moody's Investors Service and
     Standard & Poor's Ratings Services. "NR" means not rated.
(2)  Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool.
     Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool. At the depositor's option, one or more of the classes of offered certificates may be offered with a floating pass-through rate rather than a fixed pass-through rate as indicated in the preceding table and as more particularly described in the Prospectus Supplement.
(3)  Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(4)  Expected to be eligible for Credit Suisse First Boston LLC individual prohibited transaction exemption under ERISA.
(5)  Not offered by the prospectus.
(6)  Notional Amount.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER PROFILE:
-----------------------------
Column Financial, Inc., "Column", will be selling 115 mortgage loans, representing 72.8% of the initial mortgage pool balance, to Credit Suisse First
Boston Mortgage Securities Corp. for transfer to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit
Suisse Group. Column has originated more than 6,400 commercial and multifamily mortgage loans, totaling approximately $59 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

KeyBank National Association, "KeyBank," will be selling 45 mortgage loans, representing 27.2% of the initial mortgage pool balance, to Credit Suisse First
Boston Mortgage Securities Corp. for transfer to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States.
As of March 31, 2005, KeyBank had total assets of approximately $85.29 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $78.78 billion and approximately $6.51 billion in stockholders'
equity. As of March 31, 2005, KeyBank Real Estate Capital, a division of
KeyBank, had total assets of approximately $10.4 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. The Commercial Mortgage Group originated approximately
$2.6 billion in commercial mortgage loans in 2004 and has a current servicing portfolio of $36.3 billion.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------



II.      COLLATERAL OVERVIEW (1)

     o   MORTGAGE LOAN POOL

         Initial Mortgage Pool Balance:                               $1,333,352,236

         Average Cut-off Date Principal Balance:                      $8,333,451

         Loans / Properties:                                          160/169

         Largest Loan:                                                $100,000,000

         Five Largest Loans / Groups of Loans:                        $331,479,244

         Ten Largest Loans / Group of Loans:                          $501,294,715

     o   PROPERTY TYPE CONCENTRATIONS

         Retail:                                                      42.9% (Anchored 27.8%, Unanchored 15.1%)

         Multifamily (2):                                             30.3%

         Office:                                                      12.1%

         Hotel:                                                       11.0%

         Mixed Use:                                                   2.0%

         Industrial:                                                  0.9%

         Self Storage:                                                0.8%

     o   GEOGRAPHIC DISTRIBUTION

         California (3):                                              23.7% (Southern 22.9%, Northern 0.8%)

         Texas:                                                       11.5%

         Florida:                                                     9.2%

         Ohio:                                                        8.2%

         Tennessee:                                                   4.9%

         Other:                                                       32 other states comprise 4.3% or less individually

     o   CREDIT STATISTICS

         Wtd. Avg. Underwritten DSCR:                                 1.41x

         Wtd. Avg. Cut-off Date LTV Ratio:                            71.7%

         Wtd. Avg. Balloon / ARD LTV Ratio (4):                       64.1%



(1) All information provided based on a Cut-off Date in August 2005 unless otherwise noted.
(2) Includes Manufactured Housing properties, which comprise 3.1% of the initial mortgage pool balance.
(3) "Southern California" consists of mortgaged real properties in California in zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in zip codes greater than 93600.
(4) Excludes Olympus Hills Shopping Center, which is a fully amortizing loan.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------



II.      COLLATERAL OVERVIEW (CONTINUED)

    o    LOANS WITH RESERVE REQUIREMENTS (1)(2)

         Tax escrows:                                                 86.1%

         Insurance escrows:                                           75.6%

         Cap. Ex escrows:                                             82.7%

         TI/LC escrows (3):                                           83.7%

    o    MORTGAGE LOAN POOL CHARACTERISTICS

         Gross WAC:                                                   5.427%

         Wtd. Avg. Remaining Term (4):                                108 months

         Wtd. Avg. Seasoning:                                         3 months

         Call Protection:                                             All of the mortgage loans provide for either a
                                                                      prepayment lockout period ("Lockout"), a
                                                                      defeasance period ("Defeasance"), a yield
                                                                      maintenance premium period ("YMP") or a
                                                                      combination thereof.

         Lockout / Defeasance:                                        95.4%

         Ownership Interest:                                          96.5% (Fee); 3.5% (Leasehold)

         Delinquency:                                                 None of the mortgage loans will be delinquent with
                                                                      respect to any monthly debt service payment for 30
                                                                      days or more as of the August 2005 due date or at
                                                                      any time during the 12-month period preceding that
                                                                      date.


(1)  Includes loans with provisions for upfront and/or collected reserves.
(2)  Includes those loans providing for springing reserves.
(3)  TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties. Springing
     TI/LC and lease termination reserves are included.
(4)  In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

III.     TRANSACTION OVERVIEW



OFFERED CERTIFICATES:                           Classes A-1, A-2, A-3, A-AB, A-4, A-4M, A-1-A, A-J, B, C and D

PASS-THROUGH STRUCTURE:                         Senior/Subordinate, Sequential Pay Pass - Through Certificates

MORTGAGE LOAN SELLERS:                          Column Financial, Inc. and KeyBank National Association

LEAD MANAGER:                                   Credit Suisse First Boston LLC

BOOKRUNNER:                                     Credit Suisse First Boston LLC

CO-MANAGERS:                                    KeyBanc Capital Markets, Deutsche Bank Securities Inc., and Wachovia
                                                Capital Markets,

                                                LLC

RATING AGENCIES:                                Moody's Investors Service, Inc. and Standard & Poor's Ratings Services

MASTER SERVICER:                                KeyCorp Real Estate Capital Markets, Inc.

SPECIAL SERVICER:                               ARCap Servicing, Inc.

TRUSTEE:                                        Wells Fargo Bank, N.A.

CUT-OFF DATE:                                   August 2005

SETTLEMENT DATE:                                On or about August 24, 2005

DISTRIBUTION DATE:                              The fourth business day following the Determination Date in that month, beginning

                                                September 2005

DETERMINATION DATE:                             The eleventh calendar day of the month, or, if the eleventh calendar day is not a business day, the next succeeding business day, beginning in
                                                September 2005

MINIMUM DENOMINATIONS:                          $10,000 for all offered certificates and in additional multiples of $1

SETTLEMENT TERMS:                               DTC, Euroclear and Clearstream, same day funds, with accrued interest

SMMEA:                                          It is expected that upon initial issuance, Classes A-1, A-2, A-3, A-AB,
                                                A-4, A-4M, A-1-A, A-J, B and C of the certificates will be "mortgage related securities" for purposes of SMMEA

ERISA:                                          Classes A-1, A-2, A-3, A-AB, A-4, A-4M, A-1-A, A-J, B, C and D are
                                                expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility

TAX TREATMENT:                                  REMIC

ANALYTICS:                                      Cashflows are expected to be available through Bloomberg, the Trepp
                                                Group, Intex Solutions and Standard & Poor's Conquest


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

IV.      STRUCTURE DESCRIPTION



------------------------------------------------------------------------------------------------------------------------------------
                                                        ADMINISTRATIVE FEE

                                PRIVATE
                                  A-SP
                                Aaa/AAA

PUBLIC     PUBLIC      PUBLIC     PUBLIC     PUBLIC    PUBLIC     PUBLIC     PUBLIC     PUBLIC    PUBLIC    PUBLIC   PUBLIC

 CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS     CLASS      CLASS     CLASS   CLASS

 A-1-A       A-1        A-2        A-3       A-AB        A-4       A-4M        A-J        B          C         D       E

Aaa/AAA    Aaa/AAA    Aaa/AAA    Aaa/AAA    Aaa/AAA    Aaa/AAA    Aaa/AAA    Aaa/AAA    Aa2/AAA   Aa3/AA-    A2/A     A2/A-

----------------------------------------------------------------------------------------------------------

                                                                        PRIVATE
                                                                          A-X
                                                                        Aaa/AAA

PUBLIC     PUBLIC      PUBLIC     PUBLIC     PUBLIC    PUBLIC     PUBLIC     PUBLIC     PUBLIC    PUBLIC

 CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS     CLASS      CLASS

   F          G          H          J          K          L          M          N         O          P

Baa1/BBB+  Baa2/BBB   Baa3/BBB-  Ba1/BB+    Ba2/BB     Ba2/BB      B1/B+       B2/B      B3/B-     BB/BB


o    For purposes of distributions to the Class A-1, A-2, A-3, A-AB, A-4, A-4M and A-1-A Certificates, the mortgage loans will consist of two loan groups
     ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-AB (until its balance reaches a scheduled balance), then to the
     A-1, A-2, A-3, A-AB, A-4 and A-4M Certificates sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A Certificates. Please see the Preliminary
     Prospectus Supplement for more detailed information.

o    All principal remaining after the Class A-1, A-2, A-3, A-AB, A-4, A-4M and
     A-1-A Certificates have been retired will be allocated sequentially starting with Class A-J.

o    The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, A-AB, A-4, A-4M,
     A-1-A, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates. The
     Preliminary Prospectus Supplement describes the notional amounts on which the Class A-X and A-SP will individually accrue interest.

o    The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, A-AB, A-4, A-4M, A-1-A, A-J,
     B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates. The Preliminary
     Prospectus Supplement describes the pass-through rates at which the Classes
     A-X and A-SP Certificates will individually accrue interest.

o    Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with the Class P through and including Class
     A-J. Any remaining losses will be allocated to Class A-1, A-2, A-3, A-AB,
     A-4, A-4M and A-1-A on a pro rata basis provided that Classes A-4 and A-4M will be treated as one class for purposes of such pro-rata calculation and any losses with respect to the combination of these two classes will be allocated first to the Class A-4M until retired then to the Class A-4.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

V.       YIELD MAINTENANCE CHARGES ALLOCATION



YIELD MAINTENANCE CHARGES:                      Yield Maintenance Charges will generally be distributed on each
                                                Distribution Date as follows: A portion (based on the product of the
                                                Base Interest Fraction and the Principal Entitlement Fraction as
                                                described below) will be distributed to one or more of the following
                                                Classes: A-1, A-2, A-3, A-AB, A-4, A-4M, A-1-A, A-J, B, C, D, E, F, G
                                                and H Certificates (the "Yield Maintenance Classes"). The entire amount remaining will be distributed to Class A-X, and in some cases, the Class
                                                A-SP Certificates.

                                                With respect to each Yield Maintenance Class, the "Base Interest
                                                Fraction" is a fraction, not greater than one or less than zero, having:

                                                o   a numerator equal to the excess, if any, of the pass-through rate on such class of certificates over the relevant discount rate, and

                                                o   a denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                                                With respect to each Yield Maintenance Class, the "Principal
                                                Entitlement Fraction" is a fraction having:

                                                o   a numerator equal to the total principal distributable on such class of Certificates attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution Date, and

                                                o   a denominator equal to the total principal distributable on all
                                                    Certificates, public and private, attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution
                                                    Date.

YIELD MAINTENANCE CHARGE EXAMPLE:               The following is an example of the Yield Maintenance Charge allocation based on the following assumptions:

                                                o   Class receiving 100% of the principal is A-1

                                                o   Mortgage rate:  8.00%

                                                o   The Discount Rate at time of prepayment:  5.75%

                                                o   The Class A-1 Pass-Through Rate is equal to 7.00%




METHOD                                              CLASS A-1 CERTIFICATES           CLASS A-X CERTIFICATES/CLASS A-SP CERTIFICATES
====================================================================================================================================

(Class Pass Through Rate - Discount Rate)           (7.00% - 5.75%)                  (100.00% - Class A-1 Certificates Percentage)
-----------------------------------------           ---------------

(Mortgage Rate - Discount Rate)                     (8.00% - 5.75%)

Yield Maintenance Charge Allocation                 55.56%                           44.44%


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

VI.      ADDITIONAL DEAL FEATURES



PREPAYMENT INTEREST SHORTFALLS:                 Any Prepayment Interest Shortfalls that are not offset by the compensating payments made in limited circumstances by the Master
                                                Servicer will generally be allocated pro-rata to each interest-bearing
                                                Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

ADVANCES:                                       The Master Servicer will generally be required to advance delinquent scheduled payments of principal and interest on the mortgage loans
                                                (excluding any balloon payments, default interest or excess interest)
                                                and other required amounts through liquidation, subject to a recoverability standard. The Master Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the Master Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:                           On any Distribution Date on which the mortgage pool balance, net of outstanding advances of principal, is less than 1% of the Initial
                                                Mortgage Pool Balance, the trust fund may be terminated and the
                                                Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the Prospectus Supplement); the Master Servicer; or the
                                                Special Servicer. The relative priorities of such parties with respect to exercising this option are described in the Prospectus Supplement.



--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGED REAL PROPERTIES BY STATE
--------------------------------------------------------------------------------

                               [U.S. MAP OMITTED]

                   California                          23.7%
                   Texas                               11.5%
                   Florida                              9.2%
                   Ohio                                 8.2%
                   Tennessee                            4.9%
                   Utah                                 4.3%
                   Illinois                             3.6%
                   New York                             3.3%
                   Connecticut                          2.9%
                   Arizona                              2.6%
                   Georgia                              2.4%
                   Maryland                             2.4%
                   Minnesota                            2.1%
                   Michigan                             1.9%
                   North Carolina                       1.7%
                   Oregon                               1.6%
                   Washington                           1.6%
                   Pennsylvania                         1.5%
                   Nevada                               1.3%
                   Idaho                                1.3%
                   South Carolina                       1.0%
                   Massachusetts                        0.9%
                   Indiana                              0.9%
                   New Jersey                           0.6%
                   Colorado                             0.6%
                   Maine                                0.6%
                   Virginia                             0.6%
                   Kansas                               0.6%
                   Wisconsin                            0.4%
                   Oklahoma                             0.3%
                   Delaware                             0.3%
                   Louisiana                            0.3%
                   Mississippi                          0.3%
                   Missouri                             0.3%
                   Kentucky                             0.2%
                   Wyoming                              0.1%
                   Alabama                              0.1%
--------------------------------------------------------------------------------



                                                                                             WEIGHTED
                                     NUMBER OF                            PERCENTAGE OF       AVERAGE                  WEIGHTED
                                     MORTGAGED    CUT-OFF DATE               INITIAL         MORTGAGE    WEIGHTED      AVERAGE
                                       REAL         PRINCIPAL             MORTGAGE POOL      INTEREST     AVERAGE    CUT-OFF DATE
STATE                               PROPERTIES     BALANCE (1)               BALANCE           RATE      U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

California                              16             $   315,358,883        23.7%           5.705%       1.43x        68.0%
       Northern California (2)           3                  10,238,976         0.8%           5.481%       1.36         70.1%
       Southern California (2)          13                 305,119,907        22.9%           5.713%       1.43         67.9%
Texas                                   20                 153,881,845        11.5%           5.421%       1.32         72.6%
Florida                                 14                 122,981,503         9.2%           5.300%       1.32         74.5%
Ohio                                    23                 109,985,653         8.2%           5.517%       1.49         71.1%
Tennessee                                5                  65,631,023         4.9%           5.504%       1.34         73.2%
Utah                                     4                  57,300,803         4.3%           5.355%       1.38         74.3%
Illinois                                 4                  48,464,532         3.6%           5.153%       1.45         71.2%
New York                                 7                  44,298,461         3.3%           5.126%       1.41         76.3%
Connecticut                              3                  38,644,182         2.9%           4.914%       1.75         65.6%
Arizona                                  7                  34,632,676         2.6%           5.319%       1.41         73.5%
Georgia                                  6                  32,163,539         2.4%           5.341%       1.28         78.1%
Maryland                                 7                  31,584,898         2.4%           5.408%       1.37         75.6%
Minnesota                                1                  27,400,000         2.1%           5.070%       1.24         79.0%
Michigan                                 6                  24,740,677         1.9%           5.149%       1.54         69.6%
North Carolina                           5                  23,102,892         1.7%           5.437%       1.58         66.7%
Oregon                                   1                  21,877,755         1.6%           5.190%       1.27         78.1%
Washington                               5                  20,783,326         1.6%           5.318%       1.67         58.0%
Pennsylvania                             3                  20,544,129         1.5%           5.296%       1.30         78.1%
Nevada                                   3                  17,966,829         1.3%           5.368%       1.37         76.3%
Idaho                                    5                  16,861,245         1.3%           5.601%       1.32         75.0%
South Carolina                           2                  13,037,232         1.0%           5.523%       1.33         71.0%
Massachusetts                            1                  12,000,000         0.9%           5.000%       1.66         62.5%
Indiana                                  2                  11,623,290         0.9%           5.281%       1.22         79.1%
New Jersey                               2                   8,010,140         0.6%           5.345%       1.62         65.2%
Colorado                                 2                   7,976,696         0.6%           5.619%       1.39         73.7%
Maine                                    1                   7,670,000         0.6%           4.900%       2.19         65.0%
Virginia                                 3                   7,373,678         0.6%           5.431%       1.33         75.8%
Kansas                                   1                   7,335,851         0.6%           5.770%       1.30         79.7%
Wisconsin                                2                   4,696,901         0.4%           5.294%       1.41         73.8%
Oklahoma                                 1                   4,490,412         0.3%           5.300%       1.27         77.7%
Delaware                                 1                   4,151,042         0.3%           5.250%       1.65         79.8%
Louisiana                                1                   3,976,115         0.3%           6.270%       1.89         58.5%
Mississippi                              1                   3,900,000         0.3%           5.570%       1.24         75.0%
Missouri                                 1                   3,736,460         0.3%           5.480%       1.62         74.7%
Kentucky                                 1                   2,554,615         0.2%           5.360%       1.44         76.5%
Wyoming                                  1                   1,467,250         0.1%           5.900%       1.38         63.8%
Alabama                                  1                   1,147,702         0.1%           5.600%       1.47         75.0%
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 169            $ 1,333,352,236       100.0%           5.427%       1.41x        71.7%
                                 ===================================================================================================


(1)    ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2)    SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN
       CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN
       CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA
       WITH ZIP CODES GREATER THAN 93600.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE
--------------------------------------------------------------------------------

                              [PIE CHART OMITTED]

                           Retail                42.9%
                           Multifamily           30.3%
                           Office                12.1%
                           Hotel                 11.0%
                           Mixed Use              2.0%
                           Industrial             0.9%
                           Self Storage           0.8%

--------------------------------------------------------------------------------



                                                                                     WEIGHTED
                                NUMBER OF                         PERCENTAGE OF       AVERAGE                     WEIGHTED
                                MORTGAGED    CUT-OFF DATE           INITIAL         MORTGAGE       WEIGHTED       AVERAGE
                                  REAL        PRINCIPAL           MORTGAGE POOL      INTEREST       AVERAGE     CUT-OFF DATE
PROPERTY TYPE                  PROPERTIES    BALANCE (1)            BALANCE           RATE         U/W DSCR    LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------

Retail                             71          $  571,728,240         42.9%           5.501%          1.41x         69.8%
Multifamily                        55             403,506,047         30.3%           5.336%          1.35          73.9%
Office                             17             161,855,707         12.1%           5.214%          1.40          74.6%
Hotel                              13             147,308,812         11.0%           5.607%          1.57          70.5%
Mixed Use                           7              26,115,970          2.0%           5.400%          1.49          67.9%
Industrial                          2              11,887,746          0.9%           5.556%          1.45          70.5%
Self Storage                        4              10,949,714          0.8%           5.570%          1.37          76.3%
                            -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           169          $1,333,352,236        100.0%           5.427%          1.41x         71.7%
                            =====================================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       10

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE
--------------------------------------------------------------------------------



                                                                                             WEIGHTED
                                         NUMBER OF                          PERCENTAGE OF     AVERAGE                  WEIGHTED
                                         MORTGAGED      CUT-OFF DATE          INITIAL       MORTGAGE     WEIGHTED       AVERAGE
                        PROPERTY           REAL          PRINCIPAL          MORTGAGE POOL    INTEREST     AVERAGE     CUT-OFF DATE
PROPERTY TYPE           SUB-TYPE        PROPERTIES      BALANCE (1)           BALANCE         RATE       U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

Multifamily
                  Conventional              42              $ 362,516,992       27.2%         5.319%       1.34x         74.2%
                  Manufactured Housing      13                 40,989,055        3.1%         5.493%       1.42          70.8%
                                       ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     55              $ 403,506,047       30.3%         5.336%       1.35x         73.9%
                                       =============================================================================================

Retail
                  Anchored                  43              $ 371,000,308       27.8%         5.523%       1.44x         68.9%
                  Unanchored                28                200,727,932       15.1%         5.461%       1.36          71.5%
                                       ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     71              $ 571,728,240       42.9%         5.501%       1.41x         69.8%
                                       =============================================================================================

HOTEL
                  Full Service               3               $ 90,258,572        6.8%         5.473%       1.60x         68.9%
                  Limited Service           10                 57,050,240        4.3%         5.819%       1.53          73.0%
                                       ---------------------------------------------------------------------------------------------
Total/Weighted Average:                     13              $ 147,308,812       11.0%         5.607%       1.57x         70.5%
                                       =============================================================================================


(1)   ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST
--------------------------------------------------------------------------------



                                                                                 WEIGHTED
                           NUMBER OF                          PERCENTAGE OF      AVERAGE                     WEIGHTED
                           MORTGAGED        CUT-OFF DATE         INITIAL         MORTGAGE     WEIGHTED        AVERAGE
                             REAL            PRINCIPAL        MORTGAGE POOL      INTEREST      AVERAGE     CUT-OFF DATE
FEE/LEASEHOLD             PROPERTIES        BALANCE (1)          BALANCE          RATES       U/W DSCR     LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------

Fee                           166           $ 1,287,157,236        96.5%          5.443%        1.41x          71.6%
Leasehold                      3                 46,195,000         3.5%          4.977%        1.56           74.9%
                          -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       169           $ 1,333,352,236       100.0%          5.427%        1.41x          71.7%
                          ===============================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       11

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCES(1)
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                 $614,239    -       750,000            0.1%
                  750,001    -     1,000,000            0.1%
                1,000,001    -     1,500,000            1.3%
                1,500,001    -     2,000,000            1.9%
                2,000,001    -     3,000,000            5.2%
                3,000,001    -     4,000,000            7.8%
                4,000,001    -     5,000,000            6.5%
                5,000,001    -     6,000,000            3.8%
                6,000,001    -     7,000,000            2.4%
                7,000,001    -     8,000,000            1.1%
                8,000,001    -    10,000,000            4.1%
               10,000,001    -    12,000,000            4.1%
               12,000,001    -    15,000,000            6.3%
               15,000,001    -    20,000,000            5.1%
               20,000,001    -    40,000,000           21.9%
               40,000,001    -    65,000,000           15.3%
               65,000,001    -  $100,000,000           12.9%



                                                                                            WEIGHTED
                                           NUMBER OF                        PERCENTAGE OF    AVERAGE                   WEIGHTED
                                          UNDERLYING   CUT-OFF DATE            INITIAL      MORTGAGE      WEIGHTED      AVERAGE
         RANGE OF CUT-OFF DATE             MORTGAGE     PRINCIPAL           MORTGAGE POOL   INTEREST      AVERAGE    CUT-OFF DATE
         PRINCIPAL BALANCES (1)              LOANS      BALANCE (1)             BALANCE       RATE       U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

     $614,239    -            750,000          2           $   1,262,464         0.1%        6.073%        1.64x         58.0%
      750,001    -          1,000,000          2               1,823,290         0.1%        5.902%        1.38          59.4%
    1,000,001    -          1,500,000         13              17,356,946         1.3%        5.776%        1.49          68.0%
    1,500,001    -          2,000,000         14              25,978,376         1.9%        5.601%        1.40          71.5%
    2,000,001    -          3,000,000         27              68,860,978         5.2%        5.411%        1.42          70.9%
    3,000,001    -          4,000,000         29             104,237,230         7.8%        5.491%        1.42          71.4%
    4,000,001    -          5,000,000         19              86,020,485         6.5%        5.349%        1.46          67.8%
    5,000,001    -          6,000,000          9              50,378,906         3.8%        5.503%        1.43          71.9%
    6,000,001    -          7,000,000          5              32,296,924         2.4%        5.378%        1.41          73.9%
    7,000,001    -          8,000,000          2              15,005,851         1.1%        5.325%        1.75          72.2%
    8,000,001    -         10,000,000          6              54,763,712         4.1%        5.251%        1.34          72.8%
   10,000,001              12,000,000          5              54,843,323         4.1%        5.166%        1.37          74.8%
   12,000,001    -         15,000,000          6              83,733,320         6.3%        5.264%        1.53          69.1%
   15,000,001    -         20,000,000          4              68,211,192         5.1%        5.177%        1.38          70.6%
   20,000,001    -         40,000,000         11             291,899,997        21.9%        5.239%        1.33          77.0%
   40,000,001    -         65,000,000          4             204,374,125        15.3%        5.472%        1.48          71.6%
   65,000,001    -       $100,000,000          2             172,305,119        12.9%        5.942%        1.40          65.8%
                                        --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      160          $1,333,352,236       100.0%        5.427%        1.41x         71.7%
                                        ============================================================================================


MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                 $100,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                     $614,239
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                   $8,333,451

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       12

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                       1.21x   -    1.30           34.3%
                       1.31    -    1.35           10.1%
                       1.36    -    1.40           16.2%
                       1.41    -    1.45           11.3%
                       1.46    -    1.50            7.3%
                       1.51    -    1.60            5.2%
                       1.61    -    1.70           10.6%
                       1.71    -    2.00            3.7%
                       2.01    -    2.38x           1.3%



                                                                                          WEIGHTED
                                     NUMBER OF                           PERCENTAGE OF     AVERAGE                      WEIGHTED
                                    UNDERLYING    CUT-OFF DATE              INITIAL       MORTGAGE       WEIGHTED       AVERAGE
              RANGE OF               MORTGAGE       PRINCIPAL            MORTGAGE POOL    INTEREST        AVERAGE     CUT-OFF DATE
             U/W DSCRS                 LOANS       BALANCE (1)              BALANCE         RATE         U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

     1.21x        -       1.30          52             $  456,676,861       34.3%         5.372%          1.25x         76.8%
     1.31         -       1.35          19                134,912,825       10.1%         5.334%          1.34          74.7%
     1.36         -       1.40          19                216,479,124       16.2%         5.391%          1.38          71.9%
     1.41         -       1.45          16                150,728,244       11.3%         5.957%          1.42          66.6%
     1.46         -       1.50          13                 97,302,047        7.3%         5.610%          1.49          71.3%
     1.51         -       1.60          17                 69,004,791        5.2%         5.383%          1.54          65.5%
     1.61         -       1.70          11                141,206,315       10.6%         5.169%          1.67          67.7%
     1.71         -       2.00           9                 49,943,160        3.7%         5.278%          1.79          60.5%
     2.01         -       2.38x          4                 17,098,869        1.3%         5.141%          2.27          48.8%
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                160             $1,333,352,236      100.0%         5.427%          1.41x         71.7%
                                  ==================================================================================================


MAXIMUM U/W DSCR:                     2.38X
MINIMUM U/W DSCR:                     1.21X
WTD. AVG. U/W DSCR:                   1.41X

(1)   ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       13

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

                         27.8%  -  60.0%          3.5%
                         60.1%  -  70.0%         38.4%
                         70.1%  -  73.0%         11.8%
                         73.1%  -  75.0%          7.3%
                         75.1%  -  77.0%          7.7%
                         77.1%  -  78.0%          3.4%
                         78.1%  -  79.0%         12.3%
                         79.1%  -  80.0%         15.8%
--------------------------------------------------------------------------------



                                                                                            WEIGHTED
                                      NUMBER OF                           PERCENTAGE OF     AVERAGE                    WEIGHTED
                                     UNDERLYING     CUT-OFF DATE             INITIAL        MORTGAGE     WEIGHTED       AVERAGE
      RANGE OF CUT-OFF DATE           MORTGAGE       PRINCIPAL             MORTGAGE POOL    INTEREST     AVERAGE     CUT-OFF DATE
     LOAN-TO-VALUE RATIOS (1)           LOANS        BALANCE (1)             BALANCE          RATE       U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

     27.8%        -      60.0%           12             $   46,248,092         3.5%           5.464%       1.79x         52.0%
     60.1%        -      70.0%           52                511,365,048        38.4%           5.501%       1.52          66.1%
     70.1%        -      73.0%           18                157,326,461        11.8%           5.406%       1.33          71.8%
     73.1%        -      75.0%           17                 96,994,529         7.3%           5.677%       1.44          74.2%
     75.1%        -      77.0%           17                102,299,629         7.7%           5.470%       1.29          76.0%
     77.1%        -      78.0%            5                 45,385,758         3.4%           5.484%       1.25          77.6%
     78.1%        -      79.0%           12                163,709,755        12.3%           5.206%       1.29          78.8%
     79.1%        -      80.0%           27                210,022,964        15.8%           5.281%       1.30          79.6%
                                   -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 160             $1,333,352,236       100.0%           5.427%       1.41x         71.7%
                                   =================================================================================================


MAXIMUM CUT-OFF DATE LTV RATIO (1):     80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):     27.8%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):   71.7%

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       14

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------



                                                                                        WEIGHTED
                                      NUMBER OF                       PERCENTAGE OF      AVERAGE                   WEIGHTED
                                     UNDERLYING       CUT-OFF DATE      INITIAL        MORTGAGE      WEIGHTED      AVERAGE
              RANGE OF                MORTGAGE         PRINCIPAL      MORTGAGE POOL     INTEREST      AVERAGE    CUT-OFF DATE
      MORTGAGE INTEREST RATES          LOANS          BALANCE (1)       BALANCE          RATE       U/W DSCR     LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------

   4.900%        -        5.000%         10            $  156,520,645     11.7%          4.943%        1.57x        70.2%
   5.001%        -        5.250%         34               250,044,021     18.8%          5.177%        1.35         75.2%
   5.251%        -        5.500%         58               584,619,053     43.8%          5.354%        1.41         71.4%
   5.501%        -        5.750%         33               163,402,822     12.3%          5.637%        1.33         73.6%
   5.751%        -        6.250%         21               100,052,009      7.5%          5.828%        1.43         72.9%
   6.251%        -        6.830%          4                78,713,687      5.9%          6.786%        1.44         60.8%
                                   --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 160            $1,333,352,236    100.0%          5.427%        1.41x        71.7%
                                   ============================================================================================


MAXIMUM MORTGAGE INTEREST RATE:                                6.830%
MINIMUM MORTGAGE INTEREST RATE:                                4.900%
WTD. AVG. MORTGAGE INTEREST RATE:                              5.427%

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE
--------------------------------------------------------------------------------



                                                                                WEIGHTED
                                NUMBER OF                       PERCENTAGE OF   AVERAGE                  WEIGHTED         WEIGHTED
                                UNDERLYING    CUT-OFF DATE        INITIAL      MORTGAGE      WEIGHTED     AVERAGE         AVERAGE
                                 MORTGAGE       PRINCIPAL       MORTGAGE POOL   INTEREST     AVERAGE   CUT-OFF DATE      REMAINING
LOAN TYPE                         LOANS        BALANCE (1)        BALANCE        RATE       U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------

Balloons without IO Term           100         $   535,446,826     40.2%         5.579%        1.42x       70.1%             N/A
Balloons with Partial IO Term       45             498,349,125     37.4%         5.394%        1.33        74.8%             38
Interest Only Balloon Loans          9             236,185,000     17.7%         5.208%        1.57        67.8%             82
ARD Loans with IO Periods            4              51,850,000      3.9%         5.136%        1.35        78.5%             40
ARD Loans without IO Periods         1               7,335,851      0.6%         5.770%        1.30        79.7%             N/A
Fully Amortizing                     1               4,185,435      0.3%         5.400%        2.32        27.8%             N/A
                               -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            160         $ 1,333,352,236    100.0%         5.427%        1.41x       71.7%             N/A
                               =====================================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       15

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ORIGINAL TERMS TO STATED MATURITY (1)
--------------------------------------------------------------------------------



                                                                                                     WEIGHTED
                                     NUMBER OF                           PERCENTAGE OF                AVERAGE        WEIGHTED
           RANGE OF                 UNDERLYING      CUT-OFF DATE           INITIAL       MORTGAGE    WEIGHTED       AVERAGE
       ORIGINAL TERMS                MORTGAGE         PRINCIPAL          MORTGAGE POOL    INTEREST     AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)        LOANS         BALANCE (2)            BALANCE         RATE      U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------

    59        -        84                13            $   261,576,622       19.6%         5.464%       1.49x         70.3%
    85        -        121              139              1,051,457,152       78.9%         5.413%       1.39          72.2%
    122       -        180                8                 20,318,463        1.5%         5.692%       1.50          66.1%
                                  -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 160            $ 1,333,352,236      100.0%         5.427%       1.41x         71.7%
                                  ===============================================================================================


MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     59
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):  111

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
    THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.

(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                     REMAINING TERMS TO STATED MATURITY (1)(2)
--------------------------------------------------------------------------------



                                                                                                WEIGHTED
                                           NUMBER OF                           PERCENTAGE OF      AVERAGE                WEIGHTED
                  RANGE OF                 UNDERLYING    CUT-OFF DATE             INITIAL        MORTGAGE    WEIGHTED     AVERAGE
              REMAINING TERMS               MORTGAGE      PRINCIPAL            MORTGAGE POOL     INTEREST    AVERAGE   CUT-OFF DATE
      TO STATED MATURITY (MONTHS) (1)(2)      LOANS      BALANCE (2)              BALANCE          RATE      U/W DSCR  LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------

        54            -           84          14           $   264,176,622       19.8%           5.465%       1.49x       70.3%
        85            -          114           7                92,160,914        6.9%           6.523%       1.41        63.6%
       115            -          120         136               965,801,467       72.4%           5.308%       1.39        73.0%
       121            -          179           3                11,213,234        0.8%           5.812%       1.65        58.8%
                                        ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      160           $ 1,333,352,236      100.0%           5.427%       1.41x       71.7%
                                        ==========================================================================================


MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):     179
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):      54
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):   108

(1)  IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
     THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.

(2)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       16

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           ORIGINAL AMORTIZATION TERMS
--------------------------------------------------------------------------------



                                                                                          WEIGHTED
                                     NUMBER OF                          PERCENTAGE OF     AVERAGE                  WEIGHTED
         RANGE OF                   UNDERLYING       CUT-OFF DATE           INITIAL       MORTGAGE     WEIGHTED     AVERAGE
   ORIGINAL AMORTIZATION             MORTGAGE         PRINCIPAL         MORTGAGE POOL    INTEREST      AVERAGE   CUT-OFF DATE
      TERMS (MONTHS)                  LOANS           BALANCE (1)           BALANCE         RATE       U/W DSCR   LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------

       Interest Only                      9            $   236,185,000       17.7%          5.208%        1.57x        67.8%
    180       -        300               14                109,736,878        8.2%          5.728%        1.50         69.5%
    301       -        360              137                987,430,358       74.1%          5.446%        1.36         72.9%
                                  -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 160            $ 1,333,352,236      100.0%          5.427%        1.41x        71.7%
                                  ===============================================================================================


MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):          360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):          180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):        353

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

--------------------------------------------------------------------------------
                          REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------



                                                                                               WEIGHTED
                                         NUMBER OF                             PERCENTAGE OF   AVERAGE                  WEIGHTED
                  RANGE OF               UNDERLYING      CUT-OFF DATE             INITIAL      MORTGAGE   WEIGHTED       AVERAGE
            REMAINING AMORTIZATION        MORTGAGE        PRINCIPAL             MORTGAGE POOL   INTEREST   AVERAGE     CUT-OFF DATE
              TERMS (MONTHS) (1)            LOANS         BALANCE (1)             BALANCE        RATE     U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

                 Interest Only                9             $   236,185,000        17.7%        5.208%      1.57x         67.8%
       179            -          250          2                   8,161,550         0.6%        5.824%      2.11          42.8%
       251            -          300         12                 101,575,328         7.6%        5.721%      1.46          71.7%
       301            -          355         13                 127,337,218         9.6%        6.218%      1.39          67.0%
       356            -          360        124                 860,093,140        64.5%        5.332%      1.36          73.7%
                                       ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     160             $ 1,333,352,236       100.0%        5.427%      1.41x         71.7%
                                       =============================================================================================


MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):           360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):           179
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):         351

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2)  DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL
     ARD/MATURITY DATE.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       17

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YEARS BUILT/YEARS RENOVATED(1)
--------------------------------------------------------------------------------



                                                                                              WEIGHTED
                                        NUMBER OF                           PERCENTAGE OF    AVERAGE                    WEIGHTED
                                        MORTGAGED    CUT-OFF DATE               INITIAL       MORTGAGE     WEIGHTED       AVERAGE
            RANGE OF YEARS                REAL         PRINCIPAL             MORTGAGE POOL    INTEREST      AVERAGE    CUT-OFF DATE
           BUILT/RENOVATED (1)          PROPERTIES    BALANCE (2)               BALANCE         RATE       U/W DSCR    LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------

      1947         -          1985         20        $   114,503,688             8.6%         5.164%        1.46x         72.5%
      1986         -          1994         22            229,210,282            17.2%         5.343%        1.38          71.0%
      1995         -          1998         23            154,439,385            11.6%         5.517%        1.36          73.9%
      1999         -          2000         23            260,233,142            19.5%         5.394%        1.46          71.6%
      2001         -          2002         28            198,797,055            14.9%         5.369%        1.39          72.8%
      2003         -          2005         53            376,168,685            28.2%         5.577%        1.42          70.5%
                                      ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   169        $ 1,333,352,236           100.0%         5.427%        1.41x         71.7%
                                      ==============================================================================================


MOST RECENT YEAR BUILT/RENOVATED (1):      2005
OLDEST YEAR BUILT/RENOVATED (1):           1947
WTD. AVG. YEAR BUILT/RENOVATED (1):        1997

(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
     RENOVATED.
(2)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                       OCCUPANCY RATES AT UNDERWRITING (1)
--------------------------------------------------------------------------------



                                                                                            WEIGHTED
                                          NUMBER OF                        PERCENTAGE OF    AVERAGE                    WEIGHTED
                                          MORTGAGED      CUT-OFF DATE         INITIAL       MORTGAGE    WEIGHTED        AVERAGE
                RANGE OF                    REAL           PRINCIPAL       MORTGAGE POOL    INTEREST     AVERAGE     CUT-OFF DATE
       OCCUPANCY RATES AT U/W (1)        PROPERTIES       BALANCE (2)         BALANCE         RATE      U/W DSCR     LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------

      57%          -           85%           14           $  159,530,619     12.0%         5.314%        1.42x          69.3%
      86%          -           90%           19              132,169,107      9.9%         5.255%        1.44           71.8%
      91%          -           93%           15              171,386,260     12.9%         5.372%        1.36           71.3%
      94%          -           95%           17              137,745,583     10.3%         5.262%        1.37           75.1%
      96%          -           97%           17              224,034,429     16.8%         5.765%        1.33           70.7%
      98%          -          100%           74              361,177,427     27.1%         5.347%        1.43           72.8%
                                       ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     156           $1,186,043,425     89.0%         5.405%        1.39x          71.9%
                                       =============================================================================================


MAXIMUM OCCUPANCY RATE AT U/W (1):         100%
MINIMUM OCCUPANCY RATE AT U/W (1):          57%
WTD. AVG. OCCUPANCY RATE AT U/W (1):        94%

(1)  HOTEL PROPERTIES ARE NOT INCLUDED.
(2)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       18

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   PREPAYMENT PROVISIONS AS OF CUT-OFF DATE(1)
--------------------------------------------------------------------------------



                                                                                         WEIGHTED        WEIGHTED
                                                                                          AVERAGE        AVERAGE        WEIGHTED
                                                                        PERCENTAGE OF    REMAINING       REMAINING        AVERAGE
                  RANGE OF              NUMBER OF     CUT-OFF DATE        INITIAL         LOCKOUT        LOCKOUT      REMAINING
             REMAINING TERMS TO          MORTGAGE       PRINCIPAL       MORTGAGE POOL      PERIOD     PLUS YM PERIOD    MATURITY
        STATED MATURITY (MONTHS) (1)      LOANS         BALANCE (2)         BALANCE        (MONTHS)       (MONTHS)     (MONTHS) (1)
------------------------------------------------------------------------------------------------------------------------------------

        54         -       60              11           $   148,902,497      11.2%           53             53             57
        61         -       84               3               115,274,125       8.6%           77             77             82
        85         -      120             143             1,057,962,381      79.3%          111            114            117
        121        -      179               3                11,213,234       0.8%          140            174            178
                                    ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   160           $ 1,333,352,236     100.0%          102            104            108
                                    ================================================================================================


(1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO
    BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                                PREPAYMENT OPTION
--------------------------------------------------------------------------------



                                                                                           WEIGHTED      WEIGHTED
                                                                                          AVERAGE        AVERAGE          WEIGHTED
                                                                         PERCENTAGE OF     REMAINING      REMAINING       AVERAGE
                                    NUMBER OF      CUT-OFF DATE             INITIAL         LOCKOUT        LOCKOUT       REMAINING
                                    MORTGAGE         PRINCIPAL           MORTGAGE POOL      PERIOD     PLUS YM PERIOD     MATURITY
 PREPAYMENT OPTION                    LOANS         BALANCE (1)             BALANCE        (MONTHS)       (MONTHS)      (MONTHS) (2)
------------------------------------------------------------------------------------------------------------------------------------

Lockout / Defeasance                   149              $ 1,271,989,468      95.4%            103            103            107
Lockout / Yield Maintenance              6                   31,939,529       2.4%             36            121            126
Yield Maintenance                        5                   29,423,240       2.2%              0            115            119
                                ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                160              $ 1,333,352,236     100.0%            102            104            108
                                ====================================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2)  IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO
     BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       19

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        UNDERLYING MORTGAGE LOAN SELLERS
--------------------------------------------------------------------------------



                                                                                 WEIGHTED
                               NUMBER OF                        PERCENTAGE OF     AVERAGE                  WEIGHTED
                               UNDERLYING    CUT-OFF DATE        INITIAL         MORTGAGE   WEIGHTED       AVERAGE
                               MORTGAGE       PRINCIPAL         MORTGAGE POOL    INTEREST   AVERAGE      CUT-OFF DATE
MORTGAGE LOAN SELLER             LOANS       BALANCE (1)         BALANCE           RATE     U/W DSCR    LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------

Column Financial, Inc.            115        $  970,433,866        72.8%           5.495%     1.39x          71.9%
Keybank National Association       45           362,918,370        27.2%           5.245%     1.48           71.3%
                               ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           160        $1,333,352,236       100.0%           5.427%     1.41x          71.7%
                               ==========================================================================================



(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                        LARGE MORTGAGE LOAN CONCENTRATION
--------------------------------------------------------------------------------



                                                                             WEIGHTED
                                                     PERCENTAGE OF           AVERAGE                                 WEIGHTED
                              CUT-OFF DATE              INITIAL              MORTGAGE           WEIGHTED             AVERAGE
                                PRINCIPAL            MORTGAGE POOL           INTEREST           AVERAGE            CUT-OFF DATE
      CONCENTRATION            BALANCE (1)              BALANCE                RATE             U/W DSCR          LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------

 1   Top 1                     $ 100,000,000              7.5%                5.300%              1.39x               69.4%
 3   Top 3                       231,905,119             17.4%                5.790%              1.48                66.6%
 5   Top 5                       331,479,244             24.9%                5.730%              1.46                68.5%
 7   Top 7                       415,394,715             31.2%                5.641%              1.42                69.9%
 10  Top 10                      501,294,715             37.6%                5.532%              1.41                71.5%
 ENTIRE POOL                  $1,333,352,236            100.0%                5.427%              1.41x               71.7%


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       20

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE
--------------------------------------------------------------------------------



                                                                                     WEIGHTED
                              NUMBER OF                            PERCENTAGE OF      AVERAGE                       WEIGHTED
                              MORTGAGED      CUT-OFF DATE             INITIAL        MORTGAGE       WEIGHTED         AVERAGE
                                REAL           PRINCIPAL          LOAN GROUP NO. 1   INTEREST        AVERAGE      CUT-OFF DATE
STATE                        PROPERTIES       BALANCE (1)             BALANCE          RATE         U/W DSCR      LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------

California                       15              $ 311,158,883         32.5%          5.710%          1.43x           68.1%
   Northern California (2)        3                 10,238,976          1.1%          5.481%          1.36            70.1%
   Southern California (2)       12                300,919,907         31.5%          5.718%          1.43            68.0%
Ohio                             19                 84,007,322          8.8%          5.566%          1.52            70.2%
Florida                          10                 76,266,032          8.0%          5.313%          1.34            72.4%
Tennessee                         4                 60,336,433          6.3%          5.533%          1.31            74.2%
New York                          5                 40,903,860          4.3%          5.065%          1.42            76.1%
Connecticut                       3                 38,644,182          4.0%          4.914%          1.75            65.6%
Utah                              3                 35,100,803          3.7%          5.339%          1.49            71.1%
Georgia                           6                 32,163,539          3.4%          5.341%          1.28            78.1%
Maryland                          6                 30,315,000          3.2%          5.382%          1.37            75.7%
Minnesota                         1                 27,400,000          2.9%          5.070%          1.24            79.0%
Arizona                           5                 22,251,359          2.3%          5.272%          1.48            72.2%
Texas                             9                 22,036,541          2.3%          5.629%          1.45            70.2%
Oregon                            1                 21,877,755          2.3%          5.190%          1.27            78.1%
Illinois                          3                 19,964,532          2.1%          5.415%          1.63            60.2%
Washington                        4                 16,983,326          1.8%          5.335%          1.77            54.0%
Nevada                            2                 14,327,313          1.5%          5.289%          1.39            76.5%
Massachusetts                     1                 12,000,000          1.3%          5.000%          1.66            62.5%
Indiana                           2                 11,623,290          1.2%          5.281%          1.22            79.1%
New Jersey                        2                  8,010,140          0.8%          5.345%          1.62            65.2%
Maine                             1                  7,670,000          0.8%          4.900%          2.19            65.0%
Virginia                          3                  7,373,678          0.8%          5.431%          1.33            75.8%
Kansas                            1                  7,335,851          0.8%          5.770%          1.30            79.7%
North Carolina                    3                  6,685,705          0.7%          5.496%          1.52            68.6%
Michigan                          3                  6,597,033          0.7%          5.525%          1.31            76.6%
Idaho                             1                  6,000,000          0.6%          5.690%          1.29            76.9%
Colorado                          1                  5,982,735          0.6%          5.672%          1.36            73.9%
Wisconsin                         2                  4,696,901          0.5%          5.294%          1.41            73.8%
Delaware                          1                  4,151,042          0.4%          5.250%          1.65            79.8%
Louisiana                         1                  3,976,115          0.4%          6.270%          1.89            58.5%
Mississippi                       1                  3,900,000          0.4%          5.570%          1.24            75.0%
South Carolina                    1                  3,287,232          0.3%          5.770%          1.26            67.4%
Pennsylvania                      1                  1,998,093          0.2%          5.450%          1.51            79.9%
Alabama                           1                  1,147,702          0.1%          5.600%          1.47            75.0%
                       ---------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          122             $ 956,172,396        100.0%          5.466%          1.44x           70.7%
                       =========================================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN
    CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA
    CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES
    GREATER THAN 93600.

--------------------------------------------------------------------------------
           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE
--------------------------------------------------------------------------------



                                                                                   WEIGHTED
                               NUMBER OF                       PERCENTAGE OF       AVERAGE                        WEIGHTED
                               MORTGAGED      CUT-OFF DATE        INITIAL          MORTGAGE       WEIGHTED        AVERAGE
                 PROPERTY         REAL          PRINCIPAL      LOAN GROUP NO. 1    INTEREST       AVERAGE       CUT-OFF DATE
PROPERTY TYPE    SUB-TYPE      PROPERTIES      BALANCE (1)        BALANCE            RATE         U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------

Multifamily
      Conventional                  1          $   4,151,042        0.4%            5.250%          1.65x           79.8%
      Manufactured Housing          7             22,175,165        2.3%            5.453%          1.46            68.3%
                                 --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             8          $  26,326,207        2.8%            5.421%          1.49x           70.2%
                                 ============================================================================================

Retail
      Anchored                    (43)         $ 371,000,308       38.8%            5.523%          1.44x           68.9%
      Unanchored                   28            200,727,932       21.0%            5.461%          1.36            71.5%
                                 --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            71          $ 571,728,240       59.8%            5.501%          1.41x           69.8%
                                 ============================================================================================

HOTEL
      Full Service                  3          $  90,258,572        9.4%            5.473%          1.60x           68.9%
      Limited Service              10             57,050,240        6.0%            5.819%          1.53            73.0%
                                 --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            13          $ 147,308,812       15.4%            5.607%          1.57x           70.5%
                                 ============================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE
--------------------------------------------------------------------------------



                                                                                   WEIGHTED
                               NUMBER OF                       PERCENTAGE OF       AVERAGE                        WEIGHTED
                               MORTGAGED      CUT-OFF DATE        INITIAL          MORTGAGE       WEIGHTED        AVERAGE
                                  REAL          PRINCIPAL      LOAN GROUP NO. 1    INTEREST       AVERAGE       CUT-OFF DATE
PROPERTY TYPE                  PROPERTIES      BALANCE (1)        BALANCE            RATE         U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------

Retail                             71          $ 571,728,240       59.8%            5.501%          1.41x          69.8%
Office                             17            161,855,707       16.9%            5.214%          1.40           74.6%
Hotel                              13            147,308,812       15.4%            5.607%          1.57           70.5%
Multifamily                         8             26,326,207        2.8%            5.421%          1.49           70.2%
Mixed Use                           7             26,115,970        2.7%            5.400%          1.49           67.9%
Industrial                          2             11,887,746        1.2%            5.556%          1.45           70.5%
Self Storage                        4             10,949,714        1.1%            5.570%          1.37           76.3%
                              -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           122          $ 956,172,396      100.0%            5.466%          1.44x          70.7%
                              ===============================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
        GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY LOAN AMORTIZATION TYPE
--------------------------------------------------------------------------------



                                                                                 WEIGHTED
                                  NUMBER OF                     PERCENTAGE OF     AVERAGE                  WEIGHTED     WEIGHTED
                                  UNDERLYING   CUT-OFF DATE        INITIAL       MORTGAGE    WEIGHTED      AVERAGE      AVERAGE
                                  MORTGAGE      PRINCIPAL     LOAN GROUP NO. 1   INTEREST     AVERAGE    CUT-OFF DATE  REMAINING
LOAN TYPE                          LOANS       BALANCE (1)         BALANCE         RATE      U/W DSCR   LTV RATIO (1)  IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------

Balloons without IO Term             76        $398,591,986         41.7%          5.665%       1.43x        68.7%         N/A
Balloons with Partial IO Term        25         263,214,125         27.5%          5.457%       1.34         75.2%          34
Interest Only Balloon Loans           7         230,995,000         24.2%          5.196%       1.57         67.8%          83
ARD Loans with IO Periods             4          51,850,000          5.4%          5.136%       1.35         78.5%          40
ARD Loans without IO Periods          1           7,335,851          0.8%          5.770%       1.30         79.7%         N/A
Fully Amortizing                      1           4,185,435          0.4%          5.400%       2.32         27.8%         N/A
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             114        $956,172,396        100.0%          5.466%       1.44x        70.7%         N/A
                                  ==================================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       21

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    GROUP NO. 1 ORIGINAL AMORTIZATION TERMS
--------------------------------------------------------------------------------



                                                                                    WEIGHTED
                             NUMBER OF                            PERCENTAGE OF      AVERAGE                     WEIGHTED
      RANGE OF               UNDERLYING        CUT-OFF DATE          INITIAL        MORTGAGE      WEIGHTED        AVERAGE
ORIGINAL AMORTIZATION         MORTGAGE          PRINCIPAL        LOAN GROUP NO. 1   INTEREST       AVERAGE     CUT-OFF DATE
    TERMS (MONTHS)              LOANS           BALANCE (1)           BALANCE          RATE        U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------

Interest Only                     7              $ 230,995,000        24.2%          5.196%         1.57x          67.8%
   180      -      300           13                108,466,980        11.3%          5.725%         1.51           69.5%
   301      -      360           94                616,710,416        64.5%          5.521%         1.38           72.1%
                            -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         114              $ 956,172,396       100.0%          5.466%         1.44x          70.7%
                            =================================================================================================


MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):         360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):         180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):       349

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

--------------------------------------------------------------------------------
               GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY (1)
--------------------------------------------------------------------------------



                                                                                          WEIGHTED
                                     NUMBER OF                           PERCENTAGE OF      AVERAGE                     WEIGHTED
         RANGE OF                   UNDERLYING       CUT-OFF DATE          INITIAL        MORTGAGE      WEIGHTED        AVERAGE
      ORIGINAL TERMS                 MORTGAGE         PRINCIPAL        LOAN GROUP NO. 1   INTEREST       AVERAGE     CUT-OFF DATE
TO STATED MATURITY (MONTHS)(1)        LOANS          BALANCE (2)           BALANCE          RATE        U/W DSCR     LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------

    59      -      84                    9             $ 252,975,473        26.5%          5.461%         1.49x          70.3%
    85      -      121                  98               684,310,913        71.6%          5.462%         1.42           71.0%
   122      -      180                   7                18,886,010         2.0%          5.645%         1.52           65.4%
                                    -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                114             $ 956,172,396       100.0%          5.466%         1.44x          70.7%
                                    ===============================================================================================


MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    59
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1): 108

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
    THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                    GROUP NO. 1 REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------



                                                                                          WEIGHTED
                                     NUMBER OF                        PERCENTAGE OF       AVERAGE                        WEIGHTED
       RANGE OF                      UNDERLYING    CUT-OFF DATE          INITIAL          MORTGAGE       WEIGHTED        AVERAGE
REMAINING AMORTIZATION                MORTGAGE       PRINCIPAL       LOAN GROUP NO. 1     INTEREST       AVERAGE       CUT-OFF DATE
   TERMS (MONTHS) (1)                  LOANS        BALANCE (1)          BALANCE            RATE         U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

Interest Only                             7          $ 230,995,000        24.2%            5.196%          1.57x           67.8%
    179        -      250                 2              8,161,550         0.9%            5.824%          2.11            42.8%
    251        -      300                11            100,305,430        10.5%            5.717%          1.46            71.7%
    301        -      355                 8            106,568,720        11.1%            6.374%          1.39            65.6%
    356        -      360                86            510,141,697        53.4%            5.343%          1.38            73.4%
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 114          $ 956,172,396       100.0%            5.466%          1.44x           70.7%
                                 ===================================================================================================


MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):         360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):         179
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):       347

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL
    ARD/MATURITY DATE.

--------------------------------------------------------------------------------
                 GROUP NO. 1 REMAINING TERMS TO STATED MATURITY
--------------------------------------------------------------------------------



                                                                                          WEIGHTED
                                     NUMBER OF                        PERCENTAGE OF       AVERAGE                        WEIGHTED
          RANGE OF                   UNDERLYING    CUT-OFF DATE          INITIAL          MORTGAGE       WEIGHTED        AVERAGE
        REMAINING TERMS               MORTGAGE       PRINCIPAL       LOAN GROUP NO. 1     INTEREST       AVERAGE       CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)     LOANS        BALANCE (2)          BALANCE            RATE         U/W DSCR      LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------------

     54        -       84                 9          $ 252,975,473        26.5%            5.461%          1.49x           70.3%
     85        -      114                 5             84,577,118         8.8%            6.634%          1.42            62.4%
    115        -      120                98            608,839,024        63.7%            5.301%          1.42            72.3%
    121        -      179                 2              9,780,781         1.0%            5.738%          1.70            56.3%
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 114          $ 956,172,396       100.0%            5.466%          1.44x           70.7%
                                 ===================================================================================================


MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):   179
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):   54
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2): 105

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
    THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       22

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES
--------------------------------------------------------------------------------



                                                                                          WEIGHTED
                                   NUMBER OF                            PERCENTAGE OF      AVERAGE                      WEIGHTED
                                   UNDERLYING       CUT-OFF DATE           INITIAL        MORTGAGE       WEIGHTED        AVERAGE
RANGE OF CUT-OFF DATE               MORTGAGE          PRINCIPAL        LOAN GROUP NO. 1   INTEREST       AVERAGE      CUT-OFF DATE
PRINCIPAL BALANCES (1)               LOANS           BALANCE (1)           BALANCE          RATE         U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

   $614,239   -         750,000         2                $ 1,262,463         0.1%          6.073%          1.64x          58.0%
    750,001   -       1,000,000         2                  1,823,290         0.2%          5.902%          1.38           59.4%
  1,000,001   -       1,500,000         8                 10,320,158         1.1%          5.726%          1.53           65.4%
  1,500,001   -       2,000,000        10                 18,623,091         1.9%          5.582%          1.39           71.0%
  2,000,001   -       3,000,000        21                 53,740,336         5.6%          5.377%          1.44           69.9%
  3,000,001   -       4,000,000        18                 64,665,017         6.8%          5.513%          1.48           68.7%
  4,000,001   -       5,000,000        13                 59,236,462         6.2%          5.309%          1.53           65.4%
  5,000,001   -       6,000,000         8                 45,084,316         4.7%          5.543%          1.39           73.2%
  6,000,001   -       7,000,000         4                 25,796,924         2.7%          5.370%          1.45           72.5%
  7,000,001   -       8,000,000         2                 15,005,851         1.6%          5.325%          1.75           72.2%
  8,000,001   -      10,000,000         3                 26,132,395         2.7%          5.163%          1.41           69.5%
 10,000,001          12,000,000         5                 54,843,323         5.7%          5.166%          1.37           74.8%
 12,000,001   -      15,000,000         3                 40,675,000         4.3%          5.158%          1.61           67.3%
 15,000,001   -      20,000,000         3                 51,500,000         5.4%          5.267%          1.29           72.0%
 20,000,001   -      40,000,000         8                202,484,526        21.2%          5.270%          1.35           76.0%
 40,000,001   -      65,000,000         2                112,674,125        11.8%          5.555%          1.61           71.4%
 65,000,001   -    $100,000,000         2                172,305,119        18.0%          5.942%          1.40           65.8%
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               114              $ 956,172,396       100.0%          5.466%          1.44x          70.7%
                                  ==================================================================================================


MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):             $100,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                 $614,239
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):               $8,387,477

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
              GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------



                                                                                     WEIGHTED
                                    NUMBER OF                     PERCENTAGE OF      AVERAGE                      WEIGHTED
                                    UNDERLYING   CUT-OFF DATE        INITIAL         MORTGAGE      WEIGHTED       AVERAGE
RANGE OF                             MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1   INTEREST      AVERAGE      CUT-OFF DATE
U/W DSCRS                             LOANS       BALANCE (1)        BALANCE           RATE        U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------

   1.21x    -      1.30                 30       $ 257,970,767        27.0%           5.385%         1.25x          77.1%
   1.31     -      1.35                 11          37,875,411         4.0%           5.448%         1.33           74.8%
   1.36     -      1.40                 15         206,049,119        21.5%           5.386%         1.39           71.7%
   1.41     -      1.45                 13         142,523,629        14.9%           5.986%         1.42           66.5%
   1.46     -      1.50                 11          81,849,765         8.6%           5.655%         1.49           71.6%
   1.51     -      1.60                 14          48,814,791         5.1%           5.330%         1.54           65.3%
   1.61     -      1.70                  9         120,758,663        12.6%           5.197%         1.68           67.6%
   1.71     -      2.00                  7          43,231,381         4.5%           5.296%         1.80           60.2%
   2.01     -      2.38x                 4          17,098,869         1.8%           5.141%         2.27           48.8%
                                    -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                114       $ 956,172,396       100.0%           5.466%         1.44x          70.7%
                                    =========================================================================================


MAXIMUM U/W DSCR:                     2.38X
MINIMUM U/W DSCR:                     1.21X
WTD. AVG. U/W DSCR:                   1.44X

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                      GROUP NO. 1 MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------



                                                                                          WEIGHTED
                                   NUMBER OF                            PERCENTAGE OF      AVERAGE                      WEIGHTED
                                   UNDERLYING       CUT-OFF DATE           INITIAL        MORTGAGE       WEIGHTED        AVERAGE
        RANGE OF                   MORTGAGE          PRINCIPAL        LOAN GROUP NO. 1   INTEREST       AVERAGE      CUT-OFF DATE
MORTGAGE INTEREST RATES              LOANS           BALANCE (1)           BALANCE          RATE         U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------

  4.900%      -       5.000%            8              $ 111,309,453        11.6%          4.942%          1.62x          68.5%
  5.001%      -       5.250%           25                175,725,726        18.4%          5.170%          1.37           74.2%
  5.251%      -       5.500%           40                371,090,183        38.8%          5.340%          1.46           70.3%
  5.501%      -       5.750%           23                133,116,859        13.9%          5.640%          1.32           73.8%
  5.751%      -       6.250%           15                 87,648,941         9.2%          5.817%          1.44           73.0%
  6.251%      -       6.830%            3                 77,281,234         8.1%          6.794%          1.44           60.5%
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               114              $ 956,172,396       100.0%          5.466%          1.44x          70.7%
                                  ==================================================================================================


MAXIMUM MORTGAGE INTEREST RATE:                               6.830%
MINIMUM MORTGAGE INTEREST RATE:                               4.900%
WTD. AVG. MORTGAGE INTEREST RATE:                             5.466%

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                 GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------



                                                                                     WEIGHTED
                                    NUMBER OF                     PERCENTAGE OF      AVERAGE                      WEIGHTED
                                    UNDERLYING   CUT-OFF DATE        INITIAL         MORTGAGE      WEIGHTED       AVERAGE
  RANGE OF CUT-OFF DATE              MORTGAGE      PRINCIPAL      LOAN GROUP NO. 1   INTEREST      AVERAGE      CUT-OFF DATE
 LOAN-TO-VALUE RATIOS (1)             LOANS       BALANCE (1)        BALANCE           RATE        U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------

  27.8%     -     60.0%                 11        $ 42,048,091         4.4%           5.473%         1.83x          51.3%
  60.1%     -     70.0%                 42         445,972,706        46.6%           5.527%         1.52           66.0%
  70.1%     -     73.0%                  9          40,992,179         4.3%           5.404%         1.35           71.7%
  73.1%     -     75.0%                 15          91,240,553         9.5%           5.677%         1.43           74.2%
  75.1%     -     77.0%                  9          69,767,944         7.3%           5.489%         1.29           76.1%
  77.1%     -     78.0%                  2          22,795,346         2.4%           5.643%         1.22           77.4%
  78.1%     -     79.0%                  8         124,868,709        13.1%           5.262%         1.28           78.7%
  79.1%     -     80.0%                 18         118,486,868        12.4%           5.258%         1.34           79.7%
                                    -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                114       $ 956,172,396       100.0%           5.466%         1.44x          70.7%
                                    =========================================================================================


MAXIMUM CUT-OFF DATE LTV RATIO (1):   80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):   27.8%
WTD. AVG. CUT-OFF DATE LTV RATIO (1): 70.7%

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       23

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     GROUP NO. 1 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST
--------------------------------------------------------------------------------



                                                                                WEIGHTED
                           NUMBER OF                          PERCENTAGE OF     AVERAGE                      WEIGHTED
                           MORTGAGED       CUT-OFF DATE          INITIAL        MORTGAGE     WEIGHTED        AVERAGE
                             REAL           PRINCIPAL         LOAN GROUP NO. 1  INTEREST      AVERAGE      CUT-OFF DATE
FEE/LEASEHOLD             PROPERTIES       BALANCE (1)           BALANCE         RATES       U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------

Fee                           119            $ 909,977,396         95.2%         5.490%        1.43x          70.5%
Leasehold                       3               46,195,000          4.8%         4.977%        1.56           74.9%
                          ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       122            $ 956,172,396        100.0%         5.466%        1.44x          70.7%
                          ==============================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                  GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING
--------------------------------------------------------------------------------



                                                                                        WEIGHTED
                                   NUMBER OF                          PERCENTAGE OF      AVERAGE                       WEIGHTED
                                   MORTGAGED        CUT-OFF DATE         INITIAL        MORTGAGE       WEIGHTED        AVERAGE
 RANGE OF                             REAL           PRINCIPAL        LOAN GROUP NO. 1  INTEREST       AVERAGE       CUT-OFF DATE
 OCCUPANCY RATES AT U/W (1)        PROPERTIES       BALANCE (2)          BALANCE          RATE         U/W DSCR      LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------

    57%      -       85%               11            $ 132,730,619        13.9%          5.304%          1.41x          68.9%
    86%      -       90%               10               57,193,752         6.0%          5.346%          1.45           70.5%
    91%      -       93%                5               40,989,236         4.3%          5.330%          1.53           67.3%
    94%      -       95%                8               64,075,795         6.7%          5.210%          1.46           72.8%
    96%      -       97%               10              178,509,009        18.7%          5.875%          1.35           68.6%
    98%      -      100%               65              335,365,174        35.1%          5.335%          1.42           72.8%
                                  ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               109            $ 808,863,585        84.6%          5.440%          1.42x          70.8%
                                  ================================================================================================


MAXIMUM OCCUPANCY RATE AT U/W (1):    100%
MINIMUM OCCUPANCY RATE AT U/W (1):    57%
WTD. AVG. OCCUPANCY RATE AT U/W (1):  94%

(1) HOTEL PROPERTIES ARE NOT INCLUDED.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                    GROUP NO. 1 YEARS BUILT/YEARS RENOVATED
--------------------------------------------------------------------------------



                                                                                        WEIGHTED
                                   NUMBER OF                          PERCENTAGE OF      AVERAGE                       WEIGHTED
                                   MORTGAGED        CUT-OFF DATE         INITIAL        MORTGAGE       WEIGHTED        AVERAGE
RANGE OF YEARS                        REAL           PRINCIPAL        LOAN GROUP NO. 1  INTEREST       AVERAGE       CUT-OFF DATE
BUILT/RENOVATED (1)                PROPERTIES       BALANCE (2)          BALANCE          RATE         U/W DSCR      LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------

   1947      -      1985               11            $  48,422,475          5.1%          5.267%          1.55x          69.3%
   1986      -      1994               19              220,693,561         23.1%          5.342%          1.38           70.8%
   1995      -      1998               16              110,295,583         11.5%          5.531%          1.40           73.9%
   1999      -      2000               16              156,965,459         16.4%          5.399%          1.54           71.3%
   2001      -      2002               19              110,918,180         11.6%          5.437%          1.42           70.8%
   2003      -      2005               41              308,877,139         32.3%          5.606%          1.43           69.5%
                                  ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               122            $ 956,172,396         100.0%         5.466%          1.44x          70.7%
                                  ================================================================================================


MOST RECENT YEAR BUILT/RENOVATED (1): 2005
OLDEST YEAR BUILT/RENOVATED (1):      1947
WTD. AVG. YEAR BUILT/RENOVATED (1):   1997

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
    RENOVATED.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                          GROUP NO. 1 PREPAYMENT OPTION
--------------------------------------------------------------------------------



                                                                                       WEIGHTED        WEIGHTED
                                                                                        AVERAGE        AVERAGE        WEIGHTED
                                                                     PERCENTAGE OF     REMAINING      REMAINING        AVERAGE
                                      NUMBER OF     CUT-OFF DATE        INITIAL         LOCKOUT        LOCKOUT        REMAINING
                                      MORTGAGE       PRINCIPAL      LOAN GROUP NO. 1    PERIOD      PLUS YM PERIOD    MATURITY
   PREPAYMENT OPTION                    LOANS       BALANCE (1)         BALANCE        (MONTHS)        (MONTHS)     (MONTHS) (2)
----------------------------------------------------------------------------------------------------------------------------------

Lockout / Defeasance                     103          $ 894,809,628       93.6%          100             100             104
Lockout / Yield Maintenance                6             31,939,529        3.3%           36             121             126
Yield Maintenance                          5             29,423,240        3.1%            0             115             119
                                     ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  114          $ 956,172,396      100.0%           97             101             105
                                     =============================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO
    BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       24

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE
--------------------------------------------------------------------------------



                                                                                WEIGHTED
                        NUMBER OF                           PERCENTAGE OF       AVERAGE                       WEIGHTED
                        MORTGAGED        CUT-OFF DATE          INITIAL          MORTGAGE       WEIGHTED        AVERAGE
                          REAL            PRINCIPAL        LOAN GROUP NO. 2     INTEREST        AVERAGE     CUT-OFF DATE
STATE                  PROPERTIES        BALANCE (1)           BALANCE            RATE         U/W DSCR     LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------

Texas                      11              $ 131,845,304        35.0%            5.386%          1.30x          73.0%
Florida                     4                 46,715,471        12.4%            5.279%          1.28           78.1%
Illinois                    1                 28,500,000        7.6%             4.970%          1.33           78.9%
Ohio                        4                 25,978,331        6.9%             5.360%          1.39           74.0%
Utah                        1                 22,200,000        5.9%             5.380%          1.21           79.3%
Pennsylvania                2                 18,546,036        4.9%             5.279%          1.28           78.0%
Michigan                    3                 18,143,644        4.8%             5.012%          1.62           67.1%
North Carolina              2                 16,417,187        4.4%             5.413%          1.60           65.9%
Arizona                     2                 12,381,317        3.3%             5.404%          1.29           76.0%
Idaho                       4                 10,861,245        2.9%             5.552%          1.33           73.9%
South Carolina              1                  9,750,000        2.6%             5.440%          1.35           72.2%
Tennessee                   1                  5,294,591        1.4%             5.170%          1.72           61.6%
Oklahoma                    1                  4,490,412        1.2%             5.300%          1.27           77.7%
California (2)              1                  4,200,000        1.1%             5.370%          1.45           59.5%
Washington                  1                  3,800,000        1.0%             5.240%          1.22           75.7%
Missouri                    1                  3,736,460        1.0%             5.480%          1.62           74.7%
Nevada                      1                  3,639,516        1.0%             5.680%          1.30           75.7%
New York                    2                  3,394,602        0.9%             5.857%          1.35           79.5%
Kentucky                    1                  2,554,615        0.7%             5.360%          1.44           76.5%
Colorado                    1                  1,993,962        0.5%             5.460%          1.50           73.0%
Wyoming                     1                  1,467,250        0.4%             5.900%          1.38           63.8%
Maryland                    1                  1,269,898        0.3%             6.020%          1.33           73.0%
                       ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    47              $ 377,179,840      100.0%             5.330%          1.34x          74.1%
                       ===================================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) THIS PROPERTY IS LOCATED IN SOUTHERN CALIFORNIA WHICH CONSISTS OF MORTGAGED
    REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO
    93600.

--------------------------------------------------------------------------------
           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE
--------------------------------------------------------------------------------



                                                                                       WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF       AVERAGE                        WEIGHTED
                                   MORTGAGED      CUT-OFF DATE        INITIAL          MORTGAGE       WEIGHTED        AVERAGE
                 PROPERTY             REAL          PRINCIPAL      LOAN GROUP NO. 2    INTEREST       AVERAGE       CUT-OFF DATE
PROPERTY TYPE    SUB-TYPE          PROPERTIES      BALANCE (1)        BALANCE            RATE         U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------

Multifamily
             Conventional              41          $ 358,365,950        95.0%           5.319%          1.34x          74.2%
             Manufactured Housing       6             18,813,890         5.0%           5.541%          1.37           73.8%
                                   ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                47          $ 377,179,840       100.0%           5.330%          1.34X          74.1%
                                   ==============================================================================================


(1) Assumes a Cut-off Date in August 2005.

--------------------------------------------------------------------------------
             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE
--------------------------------------------------------------------------------



                                                                                   WEIGHTED
                               NUMBER OF                       PERCENTAGE OF       AVERAGE                        WEIGHTED
                               MORTGAGED      CUT-OFF DATE        INITIAL          MORTGAGE       WEIGHTED        AVERAGE
                                  REAL          PRINCIPAL      LOAN GROUP NO. 2    INTEREST       AVERAGE       CUT-OFF DATE
PROPERTY TYPE                  PROPERTIES      BALANCE (1)        BALANCE            RATE         U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------

Multifamily                        47          $ 377,179,840       100.0%           5.330%         1.34x           74.1%
                              -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            47          $ 377,179,840       100.0%           5.330%         1.34x           74.1%
                              ===============================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
               GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY LOAN TYPE
--------------------------------------------------------------------------------



                                                                                 WEIGHTED
                                 NUMBER OF                     PERCENTAGE OF      AVERAGE                 WEIGHTED      WEIGHTED
                                 UNDERLYING   CUT-OFF DATE        INITIAL        MORTGAGE    WEIGHTED     AVERAGE        AVERAGE
                                  MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2  INTEREST    AVERAGE    CUT-OFF DATE    REMAINING
LOAN TYPE                          LOANS       BALANCE (1)        BALANCE          RATE      U/W DSCR   LTV RATIO (1)  IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------

Balloons without IO Term             24       $136,854,840         36.3%          5.327%       1.38x       74.1%           N/A
Balloons with Partial IO Term        20       $235,135,000         62.3%          5.324%       1.32        74.3%           42
Interest Only Balloon Loans           2       $  5,190,000          1.4%          5.717%       1.52        66.7%           58
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              46       $377,179,840        100.0%          5.330%       1.34x       74.1%           N/A
                                 ===================================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       25

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    GROUP NO. 2 ORIGINAL AMORTIZATION TERMS
--------------------------------------------------------------------------------



                                                                                           WEIGHTED
                                NUMBER OF                               PERCENTAGE OF      AVERAGE                      WEIGHTED
       RANGE OF                UNDERLYING            CUT-OFF DATE          INITIAL         MORTGAGE      WEIGHTED       AVERAGE
  ORIGINAL AMORTIZATION         MORTGAGE               PRINCIPAL        LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
     TERMS (MONTHS)              LOANS               BALANCE (1)          BALANCE           RATE        U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------

      Interest Only                 2                    $ 5,190,000         1.4%           5.717%         1.52x         66.7%
   300      -      300              1                      1,269,898         0.3%           6.020%         1.33          73.0%
   301      -      360             43                    370,719,942        98.3%           5.323%         1.34          74.2%
                            -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            46                  $ 377,179,840       100.0%           5.330%         1.34x         74.1%
                            =======================================================================================================


MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):          360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):          300
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):        359

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

--------------------------------------------------------------------------------
                 GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY
--------------------------------------------------------------------------------



                                                                                           WEIGHTED
                                NUMBER OF                               PERCENTAGE OF      AVERAGE                      WEIGHTED
         RANGE OF               UNDERLYING            CUT-OFF DATE          INITIAL         MORTGAGE      WEIGHTED       AVERAGE
     ORIGINAL TERMS              MORTGAGE               PRINCIPAL        LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)   LOANS               BALANCE (2)          BALANCE           RATE        U/W DSCR     LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------

    60      -      84               4                    $ 8,601,149         2.3%           5.561%         1.56x         68.3%
    85      -      121             41                    367,146,238        97.3%           5.321%         1.34          74.3%
   122      -      180              1                      1,432,452         0.4%           6.320%         1.30          75.4%
                            -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            46                  $ 377,179,840       100.0%           5.330%         1.34x         74.1%
                            =======================================================================================================


MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):  119

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
    THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                    GROUP NO. 2 REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------



                                                                                        WEIGHTED
                                 NUMBER OF                           PERCENTAGE OF       AVERAGE                       WEIGHTED
         RANGE OF               UNDERLYING         CUT-OFF DATE         INITIAL         MORTGAGE        WEIGHTED        AVERAGE
   REMAINING AMORTIZATION        MORTGAGE            PRINCIPAL      LOAN GROUP NO. 2    INTEREST        AVERAGE      CUT-OFF DATE
     TERMS (MONTHS) (1)             LOANS            BALANCE (1)         BALANCE           RATE          U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------

        Interest Only                2               $ 5,190,000          1.4%           5.717%          1.52x           66.7%
    297        -      300            1                 1,269,898          0.3%           6.020%           1.33           73.0%
    301        -      355            5                20,768,499          5.5%           5.417%           1.37           74.0%
    356        -      360           38               349,951,443         92.8%           5.317%           1.34           74.3%
                               ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             46             $ 377,179,840        100.0%           5.330%           1.34x          74.1%
                               ====================================================================================================


MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):        360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):        297
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):      358

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL
    ARD/MATURITY DATE.

--------------------------------------------------------------------------------
                 GROUP NO. 2 REMAINING TERMS TO STATED MATURITY
--------------------------------------------------------------------------------



                                                                                        WEIGHTED
                                     NUMBER OF                       PERCENTAGE OF       AVERAGE                       WEIGHTED
           RANGE OF                  UNDERLYING     CUT-OFF DATE         INITIAL         MORTGAGE        WEIGHTED        AVERAGE
        REMAINING TERMS               MORTGAGE        PRINCIPAL      LOAN GROUP NO. 2    INTEREST        AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)     LOANS        BALANCE (2)         BALANCE           RATE          U/W DSCR     LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------

     56        -       84                5          $ 11,201,149          3.0%           5.568%           1.50x          68.5%
     85        -      114                2             7,583,795          2.0%           5.286%           1.33           77.3%
    115        -      120               38           356,962,443         94.6%           5.320%           1.34           74.2%
    121        -      177                1             1,432,452          0.4%           6.320%           1.30           75.4%
                                 --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 46         $ 377,179,840        100.0%           5.330%           1.34x          74.1%
                                 ==================================================================================================


MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):  177
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):  56
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):116

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE
    THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       26

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES
--------------------------------------------------------------------------------



                                                                                   WEIGHTED
                                  NUMBER OF                     PERCENTAGE OF      AVERAGE                      WEIGHTED
                                  UNDERLYING    CUT-OFF DATE       INITIAL         MORTGAGE      WEIGHTED       AVERAGE
RANGE OF CUT-OFF DATE              MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
PRINCIPAL BALANCES (1)              LOANS       BALANCE (1)        BALANCE           RATE        U/W DSCR     LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------

 $1,269,898   -      1,500,000        5           $ 7,036,788        1.9%           5.848%         1.45x         71.7%
  1,500,001   -      2,000,000        4             7,355,285        2.0%           5.649%         1.42          72.6%
  2,000,001   -      3,000,000        6            15,120,642        4.0%           5.529%         1.34          74.6%
  3,000,001   -      4,000,000       11            39,572,213       10.5%           5.456%         1.33          75.7%
  4,000,001   -      5,000,000        6            26,784,023        7.1%           5.438%         1.31          72.9%
  5,000,001   -      7,000,000        2            11,794,591        3.1%           5.302%         1.46          71.5%
  7,000,001   -     10,000,000        3            28,631,317        7.6%           5.331%         1.29          75.9%
 10,000,001   -     15,000,000        3            43,058,320       11.4%           5.364%         1.45          70.8%
 15,000,001   -     20,000,000        1            16,711,192        4.4%           4.900%         1.65          66.3%
 20,000,001   -     40,000,000        3            89,415,471       23.7%           5.169%         1.27          79.3%
 40,000,001   -    $46,500,000        2            91,700,000       24.3%           5.370%         1.31          71.7%
                                 ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              46         $ 377,179,840      100.0%           5.330%         1.34x         74.1%
                                 ==========================================================================================


MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):      $46,500,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):       $1,269,898
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):       $8,199,562

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
             GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------



                                                                                         WEIGHTED
                                        NUMBER OF                     PERCENTAGE OF       AVERAGE                     WEIGHTED
                                        UNDERLYING    CUT-OFF DATE       INITIAL         MORTGAGE       WEIGHTED       AVERAGE
RANGE OF                                 MORTGAGE       PRINCIPAL     LOAN GROUP NO. 2   INTEREST       AVERAGE     CUT-OFF DATE
U/W DSCRS                                 LOANS        BALANCE (1)       BALANCE           RATE         U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------

   1.21x               1.30                 22        $ 198,706,094       52.7%           5.354%          1.26x         76.3%
   1.31     -          1.35                  8           97,037,414       25.7%           5.290%          1.34          74.7%
   1.36     -          1.40                  4           10,430,005        2.8%           5.495%          1.38          75.6%
   1.41     -          1.45                  3            8,204,615        2.2%           5.457%          1.45          68.3%
   1.46     -          1.50                  2           15,452,282        4.1%           5.373%          1.48          69.5%
   1.51     -          1.60                  3           20,190,000        5.4%           5.511%          1.56          66.0%
   1.61     -          1.70                  2           20,447,652        5.4%           5.006%          1.64          67.8%
   1.71     -          1.79x                 2            6,711,778        1.8%           5.162%          1.73          62.8%
                                        ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     46        $ 377,179,840      100.0%           5.330%          1.34x         74.1%
                                        ==========================================================================================


MAXIMUM U/W DSCR:                         1.79X
MINIMUM U/W DSCR:                         1.21X
WTD. AVG. U/W DSCR:                       1.34X

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                      GROUP NO. 2 MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------



                                                                                   WEIGHTED
                                  NUMBER OF                     PERCENTAGE OF      AVERAGE                      WEIGHTED
                                  UNDERLYING    CUT-OFF DATE       INITIAL         MORTGAGE      WEIGHTED       AVERAGE
         RANGE OF                  MORTGAGE      PRINCIPAL      LOAN GROUP NO. 2   INTEREST      AVERAGE      CUT-OFF DATE
   MORTGAGE INTEREST RATES          LOANS       BALANCE (1)        BALANCE           RATE        U/W DSCR     LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------

  4.900%      -      5.000%            2        $ 45,211,192        12.0%           4.944%         1.45x         74.2%
  5.001%      -      5.250%            9          74,318,295        19.7%           5.196%         1.29          77.6%
  5.251%      -      5.500%           18         213,528,871        56.6%           5.378%         1.34          73.2%
  5.501%      -      5.750%           10          30,285,962         8.0%           5.621%         1.34          72.9%
  5.751%      -      6.250%            6          12,403,068         3.3%           5.903%         1.33          71.7%
  6.251%      -      6.320%            1           1,432,452         0.4%           6.320%         1.30          75.4%
                                 ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               46       $ 377,179,840       100.0%           5.330%         1.34x         74.1%
                                 ==========================================================================================


MAXIMUM MORTGAGE INTEREST RATE:                       6.320%
MINIMUM MORTGAGE INTEREST RATE:                       4.900%
WTD. AVG. MORTGAGE INTEREST RATE:                     5.330%

(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                 GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------



                                                                                         WEIGHTED
                                        NUMBER OF                     PERCENTAGE OF       AVERAGE                     WEIGHTED
                                        UNDERLYING    CUT-OFF DATE       INITIAL         MORTGAGE       WEIGHTED       AVERAGE
      RANGE OF CUT-OFF DATE              MORTGAGE       PRINCIPAL     LOAN GROUP NO. 2   INTEREST       AVERAGE     CUT-OFF DATE
     LOAN-TO-VALUE RATIOS (1)             LOANS        BALANCE (1)       BALANCE           RATE         U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------

  59.5%     -         60.0%                 1           $ 4,200,000        1.1%           5.370%          1.45x         59.5%
  60.1%     -         70.0%                10            65,392,342       17.3%           5.323%          1.55          66.5%
  70.1%     -         73.0%                 9           116,334,282       30.8%           5.407%          1.32          71.8%
  73.1%     -         75.0%                 2             5,753,976        1.5%           5.662%          1.52          74.7%
  75.1%     -         77.0%                 8            32,531,685        8.6%           5.430%          1.29          75.9%
  77.1%     -         78.0%                 3            22,590,412        6.0%           5.323%          1.28          77.7%
  78.1%     -         79.0%                 4            38,841,046       10.3%           5.027%          1.32          78.9%
  79.1%     -         80.0%                 9            91,536,096       24.3%           5.311%          1.25          79.6%
                                        ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    46         $ 377,179,840      100.0%           5.330%          1.34x         74.1%
                                        ==========================================================================================


MAXIMUM CUT-OFF DATE LTV RATIO (1):       80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):       59.5%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):     74.1%

(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       27

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     GROUP NO. 2 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST
--------------------------------------------------------------------------------



                                                                                WEIGHTED
                           NUMBER OF                          PERCENTAGE OF     AVERAGE                      WEIGHTED
                           MORTGAGED       CUT-OFF DATE          INITIAL        MORTGAGE     WEIGHTED        AVERAGE
                             REAL           PRINCIPAL         LOAN GROUP NO. 2  INTEREST      AVERAGE      CUT-OFF DATE
FEE/LEASEHOLD             PROPERTIES       BALANCE (1)           BALANCE         RATES       U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------

Fee                           47             $ 377,179,840        100.0%         5.330%        1.34x          74.1%
                          ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       47             $ 377,179,840        100.0%         5.330%        1.34x          74.1%
                          ==============================================================================================


(1)  ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                  GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING
--------------------------------------------------------------------------------



                                                                                         WEIGHTED
                                       NUMBER OF                       PERCENTAGE OF      AVERAGE                      WEIGHTED
                                       MORTGAGED      CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED        AVERAGE
          RANGE OF                        REAL         PRINCIPAL       LOAN GROUP NO. 2  INTEREST       AVERAGE      CUT-OFF DATE
   OCCUPANCY RATES AT U/W (1)          PROPERTIES     BALANCE (2)         BALANCE          RATE         U/W DSCR     LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------

    83%      -         85%                  3           $ 26,800,000        7.1%          5.368%          1.44x          71.2%
    86%      -         90%                  9             74,975,354       19.9%          5.186%          1.43           72.8%
    91%      -         93%                 10            130,397,024       34.6%          5.385%          1.31           72.6%
    94%      -         95%                  9             73,669,788       19.5%          5.306%          1.29           77.2%
    96%      -         97%                  7             45,525,420       12.1%          5.336%          1.25           78.8%
    98%      -        100%                  9             25,812,254        6.8%          5.497%          1.46           72.4%
                                       --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    47          $ 377,179,840      100.0%          5.330%          1.34x          74.1%
                                       ============================================================================================


MAXIMUM OCCUPANCY RATE AT U/W (1):        100%
MINIMUM OCCUPANCY RATE AT U/W (1):        83%
WTD. AVG. OCCUPANCY RATE AT U/W (1):      92%

(1) HOTEL PROPERTIES ARE NOT INCLUDED.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                    GROUP NO. 2 YEARS BUILT/YEARS RENOVATED
--------------------------------------------------------------------------------



                                                                                         WEIGHTED
                                       NUMBER OF                       PERCENTAGE OF      AVERAGE                      WEIGHTED
                                       MORTGAGED      CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED        AVERAGE
 RANGE OF YEARS                           REAL         PRINCIPAL       LOAN GROUP NO. 2  INTEREST       AVERAGE      CUT-OFF DATE
BUILT/RENOVATED (1)                    PROPERTIES     BALANCE (2)         BALANCE          RATE         U/W DSCR     LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------

   1972      -        1985                  9           $ 66,081,213       17.5%          5.089%          1.40x          75.0%
   1986      -        1994                  3              8,516,721        2.3%          5.359%          1.29           76.2%
   1995      -        1998                  7             44,143,802       11.7%          5.484%          1.28           73.9%
   1999      -        2000                  7            103,267,683       27.4%          5.386%          1.33           72.1%
   2001      -        2002                  9             87,878,875       23.3%          5.282%          1.35           75.3%
   2003      -        2004                 12             67,291,545       17.8%          5.442%          1.34           74.9%
                                       --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    47          $ 377,179,840      100.0%          5.330%          1.34x          74.1%
                                       ============================================================================================


MOST RECENT YEAR BUILT/RENOVATED (1):    2004
OLDEST YEAR BUILT/RENOVATED (1):         1972
WTD. AVG. YEAR BUILT/RENOVATED (1):      1997

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
    RENOVATED.
(2) ASSUMES A CUT-OFF DATE IN AUGUST 2005.

--------------------------------------------------------------------------------
                         GROUP NO. 2 PREPAYMENT OPTION
--------------------------------------------------------------------------------



                                                                                       WEIGHTED        WEIGHTED
                                                                                        AVERAGE        AVERAGE        WEIGHTED
                                                                     PERCENTAGE OF     REMAINING      REMAINING        AVERAGE
                                      NUMBER OF     CUT-OFF DATE        INITIAL         LOCKOUT        LOCKOUT        REMAINING
                                      MORTGAGE       PRINCIPAL      LOAN GROUP NO. 2    PERIOD      PLUS YM PERIOD    MATURITY
   PREPAYMENT OPTION                    LOANS       BALANCE (1)         BALANCE        (MONTHS)        (MONTHS)     (MONTHS) (2)
----------------------------------------------------------------------------------------------------------------------------------

Lockout / Defeasance                     46           $ 377,179,840      100.0%           113            113             116
                                     ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  46           $ 377,179,840      100.0%           113            113             116
                                     =============================================================================================


(1) ASSUMES A CUT-OFF DATE IN AUGUST 2005.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO
    BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       28

--------------------------------------------------------------------------------
CSFB 2005-C4          COLLATERAL AND STRUCTURAL TERM SHEET         JULY 29, 2005
--------------------------------------------------------------------------------

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       29

-------------------------------------------------------------------------------
CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------



                                                             PERCENTAGE
                                                             OF INITIAL
                                             CUT-OFF DATE     MORTGAGE                 LOAN PER   MORTGAGE                CUT-OFF
                                  PROPERTY      PRINCIPAL       POOL       SF/UNITS/  SF/UNITS/   INTEREST     U/W       DATE LTV
  #      LOAN NAME                  TYPE       BALANCE (1)    BALANCE       ROOMS        ROOMS      RATE       DSCR      RATIO (1)
------- ----------------------- ------------ -------------- ----------- ------------ ----------- ---------- ----------- ----------

  1     Two Rodeo Drive            Retail    $100,000,000      7.5%       126,468        $791      5.300%     1.39x       69.4%
------- ----------------------- ------------ -------------- ----------- ------------ ----------- ---------- ----------- ----------
  2     Lynwood Marketplace        Retail     $72,305,119      5.4%       397,199        $182      6.830%     1.42x       60.8%
------- ----------------------- ------------ -------------- ----------- ------------ ----------- ---------- ----------- ----------
  3     Hilton Gaslamp             Hotel      $59,600,000      4.5%         282        $211,348    5.350%     1.70x       69.0%
        Quarter Hotel
------- ----------------------- ------------ -------------- ----------- ------------ ----------- ---------- ----------- ----------
  4     Och Ziff Portfolio         Hotel      $53,074,125      4.0%         929        $57,130     5.785%     1.50x       74.1%
------- ----------------------- ------------ -------------- ----------- ------------ ----------- ---------- ----------- ----------
  5     Mansions at Coyote      Multifamily   $46,500,000      3.5%         528        $88,068     5.370%     1.29x       71.5%
        Ridge
------- ----------------------- ------------ -------------- ----------- ------------ ----------- ---------- ----------- ----------
  6     Mansions at Ridgeview   Multifamily   $45,200,000      3.4%         548        $82,482     5.370%     1.34x       72.0%
        Ranch
------- ----------------------- ------------ -------------- ----------- ------------ ----------- ---------- ----------- ----------
  7     Exchange at             Multifamily   $38,715,471      2.9%         396        $97,766     5.195%     1.25x       79.7%
        Gainesville Apartments
------- ----------------------- ------------ -------------- ----------- ------------ ----------- ---------- ----------- ----------
  8     The Atrium at St.          Office     $30,000,000      2.2%       148,896        $201      4.970%     1.42x       79.4%
        Francis
------- ----------------------- ------------ -------------- ----------- ------------ ----------- ---------- ----------- ----------
  9     Circle Park Apartments  Multifamily   $28,500,000      2.1%         392        $72,704     4.970%     1.33x       78.9%
------- ----------------------- ------------ -------------- ----------- ------------ ----------- ---------- ----------- ----------
  10    Midway Shopping Center     Retail     $27,400,000      2.1%       292,710        $94       5.070%     1.24x       79.0%
------- ----------------------- ------------ -------------- ----------- ------------ ----------- ---------- ----------- ----------
        TOTAL / WTD. AVG.           N/A      $501,294,715      37.6%        N/A          N/A       5.532%     1.41X       71.5%
----------------------------------------------------------------------------------------------------------------------------------


(1) Based on an August 2005 Cut-off Date.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       30
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TWO RODEO DRIVE
--------------------------------------------------------------------------------

[TWO RODEO DRIVE OMITTED]                       [TWO RODEO DRIVE PHOTO OMITTED]

                        [TWO RODEO DRIVE PHOTO OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       31
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TWO RODEO DRIVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

 CUT-OFF DATE PRINCIPAL BALANCE: (1)        $100,000,000

 FIRST PAYMENT DATE:                        July 11, 2005

 MORTGAGE INTEREST RATE:                    5.300%

 AMORTIZATION TERM:                         Interest Only

 MATURITY DATE:                             May 11, 2010

 MATURITY BALANCE:                          $100,000,000

 INTEREST CALCULATION:                      Actual/360

 CALL PROTECTION:                           Lockout/Defeasance: 55

 (PAYMENTS)                                 Open: 4

 LOAN PER SF: (1)                           $791

 UPFRONT RESERVES:                          TI/LC Reserve: (2)        $4,900,000

                                            Engineering Reserve:      $216,250

                                            Cole Haan Lease Fund: (3) $5,852,795

 ONGOING RESERVES - MONTHLY:                Tax and Insurance:        Yes

                                            Replacement Reserve:      $1,625

                                            TI/LC Reserve: (4)        $20,833

 LOCKBOX:                                   Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:            Single Asset

 PROPERTY TYPE:                     Retail

 PROPERTY SUB-TYPE:                 Unanchored

 LOCATION:                          Beverly Hills, CA

 YEAR BUILT/RENOVATED:              1990/N/A

 SQUARE FEET:                       126,468

 OCCUPANCY AT U/W: (5)              83%

 OWNERSHIP INTEREST:                Fee

                                                 % of
                                                 Total        Lease
 MAJOR TENANTS                         NSRF       NSRF     Expiration
 -------------                         ----       ----     -----------
 TIFANY AND COMPANY                   20,744     16.4%     10/31/2020

 JOSE EBER                            11,598      9.2%     11/30/2007

 MCCORMICK & SCHMICK'S                11,416      9.0%      5/31/2014

 PROPERTY MANAGEMENT:               Trammell Crow Services, Inc.

                                    12/31/2004     3/31/2005        U/W
                                    ----------     ---------        ---
  NET OPERATING INCOME:             $6,242,024    $6,387,210    $7,491,585

  NET CASH FLOW:                                                $7,472,615

  DSCR:                                                            1.39x

  APPRAISED VALUE:                  $144,000,000

  CUT-OFF DATE LTV RATIO: (1)       69.4%

  MATURITY LTV RATIO:               69.4%

--------------------------------------------------------------------------------

(1) Based on an August 2005 Cut-off Date.
(2) The TI/LC Reserve was established at closing to fund tenant improvements and leasing commissions.
(3) The Cole Haan Lease Fund was established at closing to cover leasing commissions, tenant improvements and other costs in connection with the space leased to Cole Haan.
(4) The borrower will be required to deposit $20,833 monthly into the TI/LC
    Reserve in the event the amount in the TI/LC Reserve falls below the cap of
    $750,000 until such time as the amount in the reserve reaches the $750,000 cap.
(5) Occupancy is based on the May 1, 2005 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       32
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TWO RODEO DRIVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o        Two Rodeo Drive (the "Subject") is a 126,468 square foot, upscale specialty/luxury retail center located at the northeast corner of Rodeo
         Drive and Wilshire Boulevard in the Golden Triangle district of Beverly
         Hills, California. There are currently 22 tenants at the Subject.

o        The Subject includes such tenants as Tiffany & Company (16.4% of NRA;
         $95.26/SF; October 2020), Gianni Versace (8.7% of NRA; $82.92/SF;
         December 2011), Cole Haan, (4.8% of NRA; $155.55/SF; September 2005),
         Porsche Design (2.8% of NRA; $127.46/SF; July 2010) and Gucci (2.2% of
         NRA; $256.25/SF; January 2018). Tiffany & Company is the largest tenant at the Subject. The tenant has occupied space at the Subject since
         1990, when the center first opened for business and has recently extended its lease until October 2020.

o        The property is located at the intersection of North Rodeo Drive,
         Wilshire Boulevard and Via Rodeo, an elevated pedestrian retail walkway. Due to the property's unique design and location, it has ground floor frontage on both North Rodeo Drive and Via Rodeo. The first floor of the property has direct ground level frontage on North
         Rodeo Drive. The second floor of the property has direct ground level frontage on Via Rodeo. Consistent with the market it operates in, rents at Two Rodeo Drive are predominantly categorized into three distinct categories: Rodeo frontage, non-Rodeo frontage and upper/lower level.

o        Per the Appraiser, recent leases signed on North Rodeo Drive ranged from $216 to $300/SF NNN for suites ranging from 1,470 to 3,100 square feet. Comparable leases for the Via Rodeo frontage have been recently executed at $63 to $168/SF NNN, with an approximate average of $75/SF
         NNN. Overall, the average market rent for the property is considered to be $144/SF, $50/SF above the average in-place base rents of $96/SF.

o        Comparable tenants reported sales of $419/SF, $458/SF and $527/SF in
         2002, 2003 and 2004, respectively. Although Tiffany & Company and Jose
         Eber are not required to report sales, the borrower estimates that sales are approximately $1,928/SF and $466/SF, respectively. Including the estimated sales for Tiffany & Company and Jose Eber, the occupancy cost on 2004 sales for the entire Subject was 17.2% in 2004.

o        The Golden Triangle district contains approximately 2,200,000 square feet of retail space and approximately 5,600,000 square feet of office space. North Rodeo Drive is considered the prime retail destination in the Golden Triangle. The Rodeo Drive retail district consists of three city blocks and extends from Wilshire Boulevard on the south to Santa
         Monica Boulevard on the north. According to Reis, the Golden Triangle sub-market had a 2.0% vacancy rate as of March 31, 2005.

o        The North Rodeo Drive retail market is an international focal point of the exclusive boutique trade. Within the three blocks of North Rodeo
         Drive between Wilshire and Santa Monica Boulevards, retailers include
         Cartier, Chanel, Hermes, Gucci, Tiffany & Company, Louis Vuitton, Dolce
         & Gabbana, Prada, and other well-known designers, jewelry stores, and cosmetics companies. Beverly Hills' international reputation and demographics have combined to create a well-known and prestigious retail center.

o        The Sponsors of the transaction are high net worth clients of Falcon
         Real Estate Investment Company, Ltd., ("Falcon"), a real estate advisory firm based in New York and Chicago that specializes in real estate acquisitions and provides ongoing asset management services on behalf of their foreign investors. Falcon maintains operational control over the Subject and has a fiduciary responsibility to the borrower through an approved asset management agreement. The Sponsors are repeat clients of Column Financial, Inc. having borrowed over $500 million from Column Financial, Inc.

o        Trammell Crow Services, Inc. ("Trammell Crow"), the largest full-service real estate firm in Southern California, manages the
         Subject. With 25 offices throughout the region, Trammell Crow manages more than 40.2 million square feet of commercial space that includes all property types. Trammel Crow has been independently ranked as the number one property manager in the region for the last five years (Los
         Angeles Business Journal, 2004). They have been doing business in
         Southern California since 1972.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       33
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TWO RODEO DRIVE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------



                                                                                             % OF TOTAL BASE     CUMULATIVE % OF
                # OF LEASES      AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %      RENTAL REVENUES      TOTAL RENTAL
    YEAR          ROLLING         PER SF ROLLING           ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
-------------- -------------- ---------------------- ------------------- ----------------- ------------------- --------------------

     MTM             1                $0.00                 1.5%               1.5%               0.0%                 0.0%
-------------- -------------- ---------------------- ------------------- ----------------- ------------------- --------------------
    2005             1               $155.55                4.8%               6.3%               9.7%                 9.7%
-------------- -------------- ---------------------- ------------------- ----------------- ------------------- --------------------
    2006             4                $73.62                8.0%              14.3%               7.6%                17.3%
-------------- -------------- ---------------------- ------------------- ----------------- ------------------- --------------------
    2007             3                $47.83                9.2%              23.5%               5.7%                23.0%
-------------- -------------- ---------------------- ------------------- ----------------- ------------------- --------------------
    2009             2                $24.97                1.1%              24.6%               0.4%                23.4%
-------------- -------------- ---------------------- ------------------- ----------------- ------------------- --------------------
    2010             3               $152.27                4.1%              28.7%               8.1%                31.4%
-------------- -------------- ---------------------- ------------------- ----------------- ------------------- --------------------
    2011             5                $87.13                9.6%              38.3%               10.9%               42.3%
-------------- -------------- ---------------------- ------------------- ----------------- ------------------- --------------------
    2013             4                $65.67               11.0%              49.3%               9.4%                51.7%
-------------- -------------- ---------------------- ------------------- ----------------- ------------------- --------------------
    2014             4                $44.40               10.5%              59.9%               6.1%                57.8%
-------------- -------------- ---------------------- ------------------- ----------------- ------------------- --------------------
    2015             1               $105.16                1.4%              61.2%               1.9%                59.7%
-------------- -------------- ---------------------- ------------------- ----------------- ------------------- --------------------
   > 2015            5               $141.06               22.0%              83.2%               40.3%               100.0%
-------------- -------------- ---------------------- ------------------- ----------------- ------------------- --------------------
   Vacant           N/A                N/A                 16.8%              100.0%               N/A                 N/A
-------------- -------------- ---------------------- ------------------- ----------------- ------------------- --------------------
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       34
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LYNWOOD MARKETPLACE
--------------------------------------------------------------------------------

[LYNWOOD MARKETPLACE MAP OMITTED]           [LYNWOOD MARKETPLACE PHOTO OMITTED]

                      [LYNWOOD MARKETPLACE PHOTO OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       35
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LYNWOOD MARKETPLACE
--------------------------------------------------------------------------------

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE(1): $72,305,119

FIRST PAYMENT DATE:                September 11, 2004

MORTGAGE INTEREST RATE:            6.830%

AMORTIZATION TERM:                 360 months

MATURITY DATE:                     August 11, 2014

MATURITY BALANCE:                  $63,367,114

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/Defeasance: 116

(PAYMENTS)                         Open: 4

LOAN PER SF: (1)                   $182

UPFRONT RESERVES:                  Engineering Reserve:       $29,075
                                   Earnout Reserve: (2)       $4,500,000
                                   Specific TI/Rent Credit    $172,983
                                   Reserve: (3)

ONGOING RESERVES - MONTHLY:        Tax and Insurance:         Yes
                                   TI/LC Reserve: (4)         $12,500
                                   Replacement Reserve: (5)   $5,125
                                   Earnout Prepayment Reserve:(6)

LOCKBOX:                          Hard

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:                    Retail

PROPERTY SUB-TYPE:                Anchored

LOCATION:                         Lynwood, CA

YEAR BUILT/RENOVATED:             1972/2004

SQUARE FEET:                      397,199

OCCUPANCY AT U/W(7):             96%

OWNERSHIP INTEREST:               Fee

                                           % of
                                           Total      Lease
Major Tenants                     NRSF     NRSF      Expiration
-------------                     ----     ----      ----------
FOOD 4 LESS                      54,000    13.6%     8/23/2008

LA CURACAO                       27,381     6.9%     1/31/2015

THRIFTY DRUG STORE (RITE AID)    19,120     4.8%     5/31/2008

PROPERTY MANAGEMENT:             D.W.A. Smith & Company, Inc.

                                 12/31/2003   10/31/2004        U/W
                                 ----------   ----------   --------------
NET OPERATING INCOME:            $3,772,344   $4,540,045    $8,426,667 (8)

NET CASH FLOW:                                              $8,105,949 (8)

DSCR:                                                          1.42x

APPRAISED VALUE:                 $119,000,000

CUT-OFF DATE LTV RATIO: (1)      60.8%

MATURITY LTV RATIO:              53.2%

(1)  Based on an August 2005 Cut-off Date.
(2)  On or before February 11, 2008, the amount of $4,500,000 is available for disbursement to the borrower provided that (a) the termination option available to La Curacao has either expired or has been waived or (b) La
     Curacao's lease, if terminated, has been replaced by a qualified lease. In the event that the borrower fails to qualify for the disbursement of
     $4,500,000 from the earnout reserve by February 11, 2008, the amount of
     $4,500,000 will be applied to the payment of the principal balance of the
     Lynwood Marketplace Loan. The borrower will be required to pay a related yield maintenance premium for such amount.
(3)  The specific tenant improvement/rent credit reserve was established at closing in the amount of $172,983 to fund rent abatements for certain specified tenants at the property.
(4)  The borrower is required to deposit $12,500 monthly in the TI/LC reserve, subject to a $600,000 cap.
(5)  The borrower is required to deposit $5,125 monthly in the replacement reserve, subject to a $183,165 cap.
(6)  Commencing upon the borrower's receipt of notice that the La Curacao tenant is exercising its early termination option, the borrower is required to deposit all excess cash flow into the earnout prepayment reserve to pay for a potential prepayment premium in connection with a possible partial prepayment due to application of funds in the La Curacao Termination Waiver
     Reserve to the outstanding balance of the loan, subject to a $450,000 cap.
     Funds in this reserve will be released to borrower upon release to borrower of the La Curacao Termination Waiver Reserve.
(7)  Occupancy is based on the May 1, 2005 rent roll.
(8)  Increase in U/W Net Operating Income and Net Cash Flow is due to a recent
     200,000 square foot addition to the Property.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       36
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LYNWOOD MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
o        Lynwood Marketplace ("the Subject") is a 397,199 square foot retail property located in Lynwood, California, approximately 10 miles south of downtown Los Angeles. The Subject is a combination of two separate, adjacent shopping centers, the Lynwood Town Center and Imperial
         Shopping Center and a centrally located Mercado (77,986 SF). The
         Mercado is 100% occupied by approximately 120 tenants. The Mercado is a two-story marketplace that anchors the western portion of the Subject.
         It is a well-known, popular retail destination in the local community that provides a traditional shopping experience that appeals to the local population. There is currently a lengthy waiting list for potential tenants at the Mercado.

o        The borrower purchased the Subject in phases between 1989 and 1998 and has recently completed an expansion of approximately 200,000 square feet at a cost of approximately $63 million. Recent renovations include the addition of a food court, two freestanding restaurant pads, 40,000 square feet of retail space that wraps around the Mercado, and approximately 110,000 square feet of shop space in five additional buildings on this portion of the site.

o        The Subject is situated on 31.5 acres and is comprised of 13, one and two-story buildings with construction completed in several phases. The
         Subject features authentic Mexican colonial architecture with several sitting areas, fountains, statues, lush landscaping and a plaza for outdoor entertainment.

o        As of May 1, 2005 the Subject was 95.8% leased to a diverse mix of over
         200 tenants. Tenants include a complementary mix of retailers, restaurants, regional and national tenants. Major tenants include: Food
         4 Less (13.6% of NRA/ $7.58 SF/August 2008; BBB S&P), La Curacao (6.9%
         of NRA/ $15.00 SF/ January 2015), and Thrifty Drug Store (4.8% of NRA/
         $7.70 SF/May 2008; B+: S&P).

o        The Subject's largest tenant, Food 4 Less, is a discount,
         warehouse-style supermarket, with approximately 130 locations in
         California, Illinois, Indiana, and Nevada. The tenant occupies 54,000 square feet, which includes a recently completed 9,399 square foot expansion to the store (Food 4 Less invested its own capital for the expansion). Food 4 Less has six, five-year extension options once their initial lease expires in August 2008. Food 4 Less is owned and operated by Kroger Co. (NYSE:KR; BBB- S&P), the largest pure grocery chain in the United States with approximately 2,500 retail stores in 32 states and sales of more than $51.7 billion in the fiscal year ending January
         31, 2003.

o        The Mercado has been 100% occupied since the early 1990's and currently has approximately 120 tenants. Rollover at the Mercado building is traditionally very low and 95% of the tenants have been in occupancy for more than nine years with the weighted average length of occupancy being 11.3 years. The Mercado spaces command premium rent due to the strong draw from the surrounding community, the small size of the spaces, and strong tenant sales, which are reported to be as high as
         $1,000/SF. Annual rent for tenants in the Mercado average $39.69/SF.

o        The Subject is situated in the Mid-Cities area of Los Angeles, which consists of approximately one million people within a 5-mile radius.
         The Subject has frontage along both Long Beach Boulevard and Imperial
         Highway. With daily traffic of approximately 240,000 vehicles, Long
         Beach Boulevard provides access to all points northwest and southwest of the Subject via the 105 Freeway. Land uses surrounding the Subject include single family and multifamily housing as well as commercial and light industrial uses.

o        The Borrower, Placo Investments, LLC is owned 50% by Min Chae and 50%
         by Donald Chae. The Sponsors, Min and Donald Chae, have a reported combined net worth of $89.5 million with liquidity of $2 million as of
         March 31, 2004.

o        The property manager is D.W.A. Smith & Company, Inc ("D.W.A."), is a full-service, independent asset management company, specializing in
         Subject management, leasing, image enhancement and construction supervision. As of September 2003, D.W.A.'s management portfolio consisted of over 1.8 million square feet with 17 retail properties and
         5 office properties.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       37
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LYNWOOD MARKETPLACE
--------------------------------------------------------------------------------

                            LEASE ROLLOVER SCHEDULE



                                                                                            % OF TOTAL BASE       CUMULATIVE % OF
               # OF LEASES     AVERAGE BASE RENT       % OF TOTAL SF       CUMULATIVE %      RENTAL REVENUES        TOTAL RENTAL
  YEAR          ROLLING          PER SF ROLLING           ROLLING         OF SF ROLLING          ROLLING          REVENUES ROLLING
-------------- -------------- ----------------------- ------------------- ----------------- -------------------- -------------------

   MTM (1)           1                77,986                19.6%              19.6%             3,095,012               $39.69
------------------------------------------------------------------------------------------------------------------------------------
    2005            13                11,840                 3.0%              22.6%              550,527                $46.50
------------------------------------------------------------------------------------------------------------------------------------
    2006            16                12,920                 3.3%              25.9%              499,305                $38.65
------------------------------------------------------------------------------------------------------------------------------------
    2007            21                17,419                 4.4%              30.3%              632,264                $36.30
------------------------------------------------------------------------------------------------------------------------------------
    2008            14               103,135                26.0%              56.2%             1,519,592               $14.73
------------------------------------------------------------------------------------------------------------------------------------
    2009            11                33,878                 8.5%              64.7%              886,670                $26.17
------------------------------------------------------------------------------------------------------------------------------------
    2010            10                23,336                 5.9%              70.6%              581,819                $24.93
------------------------------------------------------------------------------------------------------------------------------------
    2011             2                7,100                  1.8%              72.4%              205,527                $28.95
------------------------------------------------------------------------------------------------------------------------------------
    2012             6                30,932                 7.8%              80.2%              547,893                $17.71
------------------------------------------------------------------------------------------------------------------------------------
    2013             2                11,084                 2.8%              83.0%              284,867                $25.70
------------------------------------------------------------------------------------------------------------------------------------
    2014             2                1,730                  0.4%              83.4%              58,279                 $33.69
------------------------------------------------------------------------------------------------------------------------------------
    2015             3                34,241                 8.6%              92.0%              595,935                $17.40
------------------------------------------------------------------------------------------------------------------------------------
   > 2015            2                14,932                 3.8%              95.8%              145,000                $9.71
------------------------------------------------------------------------------------------------------------------------------------
   Vacant           N/A               16,666                 4.2%              100.0%               N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------


(1) The Mercado consists of 77,986 square feet of retail space with approximately 120 short-term leases in place. For illustrative purposes, only the Mercado space was shown as MTM.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       38
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          HILTON GASLAMP QUARTER HOTEL
--------------------------------------------------------------------------------

[HILTON GASLAMP QUARTER HOTEL MAP OMITTED]

                                   [HILTON GASLAMP QUARTER HOTEL PHOTO OMITTED]

[HILTON GASLAMP QUARTER HOTEL PHOTO OMITTED]

                                  [HILTON GASLAMP QUARTER HOTEL PHOTO OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       39
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          HILTON GASLAMP QUARTER HOTEL
--------------------------------------------------------------------------------

                                LOAN INFROMATION

CUT-OFF DATE PRINCIPAL BALANCE: (1)         $59,600,000
FIRST PAYMENT DATE:                         August 1, 2005
MORTGAGE INTEREST RATE:                     5.350%
AMORTIZATION TERM:                          Interest Only
MATURITY DATE:                              July 1, 2012
MATURITY BALANCE:                           $59,600,000
INTEREST CALCULATION:                       Actual/360
CALL PROTECTION:                            Lockout/Defeasance: 80
(PAYMENTS)                                  Open: 4
LOAN PER ROOM: (1)                          $211,348
UPFRONT RESERVES:                           None
ONGOING RESERVES - MONTHLY:                 Tax and Insurance: (2)
                                            FF & E Reserve: (3)
LOCKBOX:                                    Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                      Single Asset
PROPERTY TYPE:                               Hotel
PROPERTY SUB-TYPE:                           Full Service
LOCATION:                                    San Diego, CA
YEAR BUILT/RENOVATED:                        2000/N/A
ROOMS:                                       282
OCCUPANCY AT U/W :                           N/A
OWNERSHIP INTEREST:                          Fee
PROPERTY MANAGEMENT:                         Davidson Hotel Company

                            12/31/2004       3/31/2005       U/W
                            ----------       ---------       ---
NET OPERATING INCOME:       $5,989,511       $8,704,484    $6,203,282
NET CASH FLOW:                                             $5,495,306
DSCR:                                                        1.70x
APPRAISED VALUE:            $86,400,000
CUT-OFF DATE LTV RATIO: (1) 69.0%
MATURITY LTV RATIO:         69.0%

(1)  Based on an August 2005 Cut-off Date.
(2)  In the event of a "Sweep Event", the borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to
     (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies. A "Sweep Event"
     is defined as (i) an event of default under the loan documents or (ii) the debt service coverage ratio is less than 1.35x ("DSCR Failure"). A Sweep
     Event resulting from a DSCR Failure shall be terminated if, for two consecutive calendar quarters, the debt service coverage ratio equals or exceeds 1.35x.
(3)  In the event of a "Sweep Event", the borrower is required to make monthly deposits in amounts estimated by lender to be due for the repair and replacement for furniture, fixtures and equipment.

--------------------------------------------------------------------------------
                              OPERATING PERFORMANCE
--------------------------------------------------------------------------------

  YEAR    OCCUPANCY          ADR          REVPAR
  ----    ---------          ---          ------
  U/W       78.6%          $178.30       $140.14
  T-3       80.2%          $187.13       $150.09
  2004      78.8%          $174.66       $137.61
  2003      81.0%          $163.05       $132.06
  2002      78.3%          $154.80       $121.26

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       40
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          HILTON GASLAMP QUARTER HOTEL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o        Hilton Gaslamp Quarter Hotel is a full-service luxury hotel located in the Gaslamp Quarter Historic district in downtown San Diego,
         California. The 282-room/suite hotel, constructed in 2000 is contained in two towers. The main building is 12 stories and includes 252 rooms, along with the lobby, restaurant and lounge, fitness center, outdoor pool and 2,538 square feet of meeting space. The Enclave building is four stories and contains 30 luxury over-sized suites, 2,424 square feet of meeting space and 18,569 square feet (not part of collateral)
         of retail space located on the first floor. The guestroom unit mix has
         154 kings, 31 queens, 69 double/doubles and 28 suites. There is a
         136-space subterranean parking garage that is operated under a separate agreement with Sunset Parking Service, LLC.

o        Hotel amenities include concierge service, fully equipped business center, full-service restaurant and lounge with outdoor patio, eight meeting rooms, fitness center, outdoor pool, hot tub, and on-site parking with valet service. The hotel also has an outdoor area, which serves as a venue for large outdoor events. An additional amenity is the Artesia Spa, which leases 4,600 square feet and features a variety of salon services. The guestrooms are approximately 383 square feet for king-size and double bed guestrooms, 299 square feet for queen-size guestrooms, and 651 square feet for suites. Room amenities include two-line speaker telephone with voice mail and dataport, armoire with refrigerated mini-bar and remote-controlled 24-inch color television with in-room movies, iron, hair dryer and coffee maker. The Enclave
         Tower rooms feature larger bathrooms, luxury bedding, an in-room safe,
         CD player, whirlpool tub and a secure private entrance. The guestrooms located on the west side of the building have a wide view of the neighboring park and the San Diego Bay.

o        The Hilton Gaslamp Quarter Hotel has an excellent location with significant demand generators including the Gaslamp District, the
         Westfield Mall, the San Diego Convention Center directly across the street, and the San Diego Padres PETCO baseball park located two blocks east. The Gaslamp District has numerous restaurants, nightclubs and specialty retail establishments. Immediately to the southeast is the
         San Diego Trolley track and city-owned King Promenade Park.

o        The subject's occupancy and RevPAR for the trailing twelve-month period ending April 2005 was 78.6% and $140.13, respectively as compared to the competitive set for the same period of 75.3% and $130.15, resulting in an occupancy and RevPAR penetration for the subject of 104% and
         108%, respectively. Demand segmentation is approximately 35% group bookings that reserve 10 or more rooms for conferences and 65% for non-conference.

o        The property is subject to a condominium declaration that governs both the Hotel property and the retail space. The borrower owns 88.07% of the units and holds a controlling interest in the board of directors of the condominium association. The borrower's rights and interest as an owner and as a member of the board of directors were assigned to the lender, as well as granting the lender a proxy with respect to the borrower's voting rights in the condominium association.

o        The borrower, LHO San Diego Hotel One, L.P. is a single-purpose entity.
         LaSalle Hotel Operating Partnership, L.P. is the loan sponsor and the operating partnership of LaSalle Hotel Properties, a publicly traded
         REIT who owns and manages 21 hotel properties in 10 states throughout the United States.

o        The borrower leases the property to LHO San Diego One Lessee, Inc.
         ("Operating Tenant"), a single-purpose entity, pursuant to an operating lease. The operating lease is not assigned to the lender, but all rents and other income from the property, including amounts payable to the borrower under the operating lease are assigned to the Lender. The lender obtained a security interest in the personal property of the
         Operating Tenant and the borrower. The operating lease is subordinate to the Loan.

o        Davidson Hotel Company ("Davidson") manages the subject property along with a portfolio of 24 hotels in 12 states and the District of Columbia under the Marriott, Renaissance, Hilton, Radisson and Holiday Inn.
         Flags. Davidson is headquartered in Memphis, TN with 3,200 employees and has developed 20 hotels (2,500 rooms) as well as managed major renovations at 20 hotels (5,000 rooms.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       41
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

                  [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       42
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               OCH ZIFF PORTFOLIO
--------------------------------------------------------------------------------

[OHC ZIFF PORTFOLIO MAP OMITTED]             [OHC ZIFF PORTFOLIO PHOTO OMITTED]

                                             [OHC ZIFF PORTFOLIO PHOTO OMITTED]

[OHC ZIFF PORTFOLIO PHOTO OMITTED]           [OHC ZIFF PORTFOLIO PHOTO OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       43
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               OCH ZIFF PORTFOLIO
--------------------------------------------------------------------------------

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE: (1)      $53,074,125

FIRST PAYMENT DATE:                      June 11, 2005

MORTGAGE INTEREST RATE:                  5.785%

AMORTIZATION TERM:                       Five years interest only,
                                         300-month amortization
                                         schedule thereafter

MATURITY DATE:                           May 11, 2012

MATURITY BALANCE:                        $51,163,486

INTEREST CALCULATION:                    Actual/360

CALL PROTECTION:                         Lockout/Defeasance: 77

(PAYMENTS)                               Open: 7

LOAN PER ROOM: (1)                       $57,130

UPFRONT RESERVES:                        Engineering Reserve:       $18,431
                                         PIP Funds: (2)             $4,500,000

ONGOING RESERVES - MONTHLY:              Tax and Insurance:         Yes
                                         FF&E Reserve: (3)          4.0%
LOCKBOX:                                 Hard

RELEASE:                                 Yes (4)

SUBSTITUTION:                            Yes (5)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:           Portfolio

PROPERTY TYPE:                    Hotel

PROPERTY SUB-TYPE:                Limited Service

LOCATION:                         Please refer to Portfolio Information table

YEAR BUILT/RENOVATED:             Please refer to Portfolio Information table

ROOMS:                            Please refer to Portfolio Information table

OCCUPANCY AT U/W:                 Please refer to Portfolio Information table

OWNERSHIP INTEREST:               Fee

PROPERTY MANAGEMENT:              Courtyard Management Corporation,
                                  SpringHill SMC Corporation and
                                  Towneplace Management Corporation

                                  12/31/2003    12/31/2004       U/W
                                  ----------    ----------       ---
NET OPERATING INCOME:             $6,182,730    $6,767,878    $6,778,839

NET CASH FLOW:                                                $6,029,738

DSCR:                                                            1.50x

APPRAISED VALUE:                  $71,600,000

CUT-OFF DATE LTV RATIO: (1)       74.1%

MATURITY LTV RATIO:               71.5%

--------------------------------------------------------------------------------
(1)  Based on an August 2005 Cut-off Date.
(2)  The Property Improvement Plan reserve was established at closing in the amount of $4,500,000 for improvements at the Och Ziff Portfolio Property.
     The Property Improvement Plan reserve is held by the property manager. On or before the date that the amount of the initial Property Improvement Plan reserve has been reduced to $500,000, the borrower is required to make additional deposits in accordance with a payment schedule for additional property improvement plan work to be agreed upon in accordance with the management agreement. The borrower is required to make such additional payments into the Property Improvement Plan reserve until the reserve is equal to or greater than $3,000,000, approximately half of which amount will be applied to improvements at the Och Ziff Portfolio Property.
     Approximately half of the additional $3,000,000 reserve will be applied to improvements at 8 other Marriott hotels owned by affiliates of the borrower.
(3)  The borrower is required to make monthly payments into an FF&E reserve of
     4% of the gross income from operations. However, for so long as the property manager is required to maintain monthly reserves for FF&E equal to or greater than 4% of the gross income from operations from the Och Ziff
     Portfolio Property pursuant to the management agreement, the borrower is not required to deposit any FF&E reserve pursuant to the loan documents.
(4)  At any time after the date that is two (2) years from the "startup day"
     within the meaning of the Code for the REMIC, the borrower may obtain the release of an individual property subject to effectuating a partial defeasance of the Loan in an amount equal to 120% of the allocated loan amount for the property being released subject to various conditions including (i) that the DSCR for the remaining Och Ziff Portfolio Properties shall be equal to or greater than 1.4x and (ii) the loan-to-value ratio for the remaining Och Ziff Portfolio Properties shall be equal to or less than
     80%.
(5)  The borrower may effectuate the substitution of any Och Ziff Portfolio
     Property by substituting for such individual Och Ziff Portfolio Property to be released another hotel property of like kind and quality acquired by borrower; provided the following conditions are satisfied: (i) lender has received at least 30 days notice; (ii) lender has received an acceptable appraisal of the substitute property and the substituted property; (iii)
     the fair market value of the substituted property is not less than 105% of the greater of (A) the fair market value of the substituted property as of the closing date and (B) the fair market value of the substituted property as of the date immediately preceding substitution; (iv) the net operating income for the substitute property does not show a downward trend for the 3 years prior to substitution; (v) the net operating income for the substitute property is greater than 105% of the net operating income for the substitute property; (vi) receipt of a rating agency confirmation that no downgrade will occur; and (vii) delivery to lender of any additional documents as lender may require.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       44
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               OCH ZIFF PORTFOLIO
--------------------------------------------------------------------------------

                             PORTFOLIO INFORMATION


                                                                                                ALLOCATED
                                                                                              ORIGINAL LOAN
                PROPERTY NAME                YEAR BUILT         LOCATION           ROOMS         BALANCE          APPRAISED VALUE
                -------------                ----------         --------           -----         -------          ---------------

Courtyard Cleveland Independence                1997       Independence, OH        154           $11,563,636            $15,600,000
Courtyard Cleveland Westlake                    1998         Westlake, OH          122            $8,005,595            $10,800,000
TownePlace Suites Cleveland Westlake            1998         Westlake, OH           86            $3,261,538             $4,400,000
Courtyard Toledo Maumee                         1998          Maumee, OH            90            $7,264,336             $9,800,000
Courtyard Toledo Rossford                       1997         Rossford, OH          121            $6,004,196             $8,100,000
TownePlace Suites Findlay                       1999          Findlay, OH           86            $4,373,426             $5,900,000
TownePlace Suites Columbus Airport Gahanna      1999          Gahanna, OH           95            $5,040,559             $6,800,000
Springhill Suites Columbus Airport Gahanna      1999          Gahanna, OH           80            $4,151,049             $5,600,000
TownePlace Suites Cincinnati Blue Ash           1999         Blue Ash, OH           95            $3,409,790             $4,600,000
-------------------------------------------- ------------ --------------------- ------------ ----------------- ---------------------
TOTAL/WEIGHTED AVERAGE                                                             929           $53,074,125            $71,600,000

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       45
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               OCH ZIFF PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------


          PROPERTY NAME                             YEAR                    OCCUPANCY                ADR                  REVPAR
------------------------------------------------------------------------------------------------------------------------------------

COURTYARD CLEVELAND INDEPENDENCE                    2004                      63.5%                 $89.49                $56.83

                                                    2003                      61.4%                 $82.59                $50.71

                                                    2002                      65.6%                 $85.18                $55.88
------------------------------------------------------------------------------------------------------------------------------------
COURTYARD CLEVELAND WESTLAKE                        2004                      69.8%                 $88.04                $61.45

                                                    2003                      66.6%                 $78.79                $52.47

                                                    2002                      68.0%                 $83.66                $56.89
------------------------------------------------------------------------------------------------------------------------------------
TOWNEPLACE CLEVELAND WESTLAKE                       2004                      71.4%                 $54.12                $38.64

                                                    2003                      66.1%                 $48.18                $31.85

                                                    2002                      75.1%                 $50.40                $37.85
------------------------------------------------------------------------------------------------------------------------------------
COURTYARD TOLEDO MAUMEE                             2004                      74.9%                 $88.36                $66.18

                                                    2003                      76.8%                 $81.32                $62.45

                                                    2002                      77.0%                 $83.20                $64.06
------------------------------------------------------------------------------------------------------------------------------------
COURTYARD TOLEDO ROSSFORD                           2004                      65.3%                 $72.50                $47.34

                                                    2003                      68.4%                 $69.79                $47.74

                                                    2002                      70.7%                 $71.60                $50.62
------------------------------------------------------------------------------------------------------------------------------------
TOWNEPLACE SUITES FINDLAY                           2004                      75.9%                 $60.86                $46.19

                                                    2003                      70.0%                 $57.29                $40.10

                                                    2002                      86.0%                 $52.90                $45.49
------------------------------------------------------------------------------------------------------------------------------------
TOWNEPLACE SUITES COLUMBUS AIRPORT                  2004                      81.5%                 $59.46                $48.46
GAHANNA
                                                    2003                      78.8%                 $56.92                $44.85

                                                    2002                      71.5%                 $60.73                $43.42
------------------------------------------------------------------------------------------------------------------------------------
SPRINGHILL SUITES COLUMBUS AIRPORT                  2004                      73.6%                 $77.65                $57.15
GAHANNA
                                                    2003                      73.3%                 $74.64                $54.71

                                                    2002                      72.6%                 $80.62                $58.53
------------------------------------------------------------------------------------------------------------------------------------
TOWNEPLACE SUITES CINCINNATI BLUE ASH               2004                      70.7%                 $52.49                $37.11

                                                    2003                      66.4%                 $53.60                $35.59

                                                    2002                      67.6%                 $54.58                $36.90
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO WEIGHTED AVERAGE                          2004                      71.0%                 $73.18                $51.59

                                                    2003                      69.0%                 $68.50                $47.16

                                                    2002                      71.9%                 $70.79                $50.50
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       46
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               OCH ZIFF PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

>>       The Och Ziff Portfolio Loan is secured by nine limited-service hotels consisting of 929 rooms located in Ohio. The three hotels with the largest allocated loan amounts are Courtyard Cleveland Independence,
         Courtyard Cleveland Westlake and Courtyard Toledo Maumee.

>>       Three of the hotels are located in the Cleveland, Ohio market. The
         Courtyard Cleveland Independence is located in Independence, Ohio, one of Cleveland's more prominent southern suburbs, approximately nine miles south of downtown Cleveland. The Courtyard Cleveland Westlake and the TownePlace Suites Cleveland Westlake are located in Westlake, one of Cleveland's most prestigious western suburbs, approximately 13 miles west of downtown Cleveland.

o             The Courtyard Cleveland Independence is a five-story 154-room, limited-service hotel. Opened in 1998, the property's amenities include a restaurant, convenience market, lounge, three meeting facilities (1,584 square feet of total meeting space), a fitness center with an indoor pool, whirlpool and spa, high-speed Internet access, and a 24-hour laundry room. Additionally, the on-site restaurant offers breakfast daily. Per the STR report, during the trailing-12 months ending April 2005, the subject outperformed the competitive set with an overall RevPAR penetration of 134.0%.

o             The Courtyard Cleveland Westlake is a three-story, 122-room, limited-service hotel. Completed in 1998, the property features a restaurant, lounge, two meeting facilities, a fitness center with an indoor pool and spa, high-speed Internet access, and a 24-hour laundry room. This location, in the midst of nearby office buildings and other hotels, offers numerous casual dining options, including Tony Roma's, Joe's Crab Shack, Outback Steakhouse and
              Dave & Buster's. Per the STR report, during the trailing-12 months ending April 2005, the subject outperformed the competitive set with an overall RevPAR penetration of 159.3%.

o             The TownePlace Suites Cleveland Westlake is a three-story,
              86-room, limited-service hotel located adjacent to the Courtyard
              Cleveland Westlake. Opened in 1998, amenities include a fitness center, outdoor pool, high-speed Internet access, and a 24-hour laundry room. The "townhouse community" provides spacious studios, one and two-bedroom suites with fully equipped kitchens, large workspaces with dual phone lines, personalized voice mail, and on-site business services. Per the STR report, during the
              trailing-12 months ending April 2005, the subject outperformed the competitive set with an overall RevPAR penetration of 147.3%.

>>       Three of the hotels are located in the greater Toledo, Ohio market. The
         Courtyard Toledo Maumee is located in the well-regarded Arrowhead Park in the suburban Toledo community of Maumee, 15 miles southwest of
         Toledo. The Courtyard Toledo Rossford is located in the suburban Toledo community of Rossford and adjacent to the upscale community of
         Perrysburg, nine miles south of Toledo. In addition, the TownePlace
         Suites Findlay is located approximately 50 miles south of Toledo.

o             The Courtyard Toledo Maumee is a three-story, 90-room,
              limited-service hotel. Opened in 1998, the amenities include a restaurant, convenience market, lounge, meeting facilities, a fitness center with an indoor pool and spa, high-speed Internet access, and free shuttle service to the airport. The hotel features oversized studio, one-bedroom and two-bedroom short-term and extended-stay suites. Each suite is approximately 25% larger than a typical hotel room and includes amenities such as pullout sofa beds, finished kitchens, twice-weekly housekeeping service and in-room dining service from local restaurants. Per the STR report, during the trailing-12 months ending April 2005, the subject outperformed the competitive set with an overall RevPAR penetration of 119.7%.

o             The Courtyard Toledo Rossford is a three-story 121-room,
              limited-service hotel. Opened in 1997, hotel amenities include a restaurant, lounge, two meeting facilities, a fitness center with an indoor pool and spa, high-speed Internet access, and a 24-hour laundry room. Per the STR report, during the trailing-12 months ending April 2005, the subject outperformed the competitive set with an overall RevPAR penetration of 113.0%.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       47
--------------------------------------------------------------------------------

o             The TownePlace Suites Findlay is located in the heart of the city of Findlay, Ohio. The property is located at 2501 Tiffin Avenue, approximately four miles east of the Interstate 75 interchange.
              The site is across from a large retail center anchored by Wal-Mart and one mile east of the Findlay Village Mall (tenants include:
              Sears, JC Penney, Elder-Beerman, and Best Buy). Spacious guest rooms feature separate living and sleeping areas as well as fully equipped kitchens and large desk/work areas. Per the STR report, during the trailing-12 months ending April 2005, the subject achieved a RevPAR penetration of 102.1%.

>>       Two of the hotels are located in the Columbus, Ohio market. TownePlace
         Suites Columbus Airport Gahanna and SpringHill Suites Columbus Airport
         Gahanna are each located in the northeastern Columbus suburb of
         Gahanna, 2 miles from the Port Columbus International Airport and 10 miles from downtown Columbus. Both of these hotels benefit from their proximity to the nearby Port Columbus International Airport.

o             TownePlace Suites Columbus Airport Gahanna is a three-story
              95-room, limited-service hotel. Opened in 1999, amenities include a fitness center, an outdoor pool, high-speed Internet access, and a 24-hour laundry room. The subject offers "neighborhood-style living" in spacious studios, one and two-bedroom suites, each with fully equipped kitchens, large work spaces with dual phone lines, personalized voice mail, and high-speed internet access, as well as an on-site business service center. Guests also enjoy
              complimentary access to all Spring Hill Suites Gahanna amenities.
              Per the STR report, during the trailing-12 months ending April
              2005, the subject achieved a RevPAR penetration of 101.2%.

o             The SpringHill Suites Columbus Airport Gahanna is a three-story,
              80-room, limited-service hotel. Opened in 1999, the amenities include a meeting facility, a fitness center with an indoor pool and spa, high-speed Internet access, and a 24-hour laundry room.
              Per the STR report, during the trailing-12 months ending April
              2005, the subject achieved a RevPAR penetration of 106.2%.

>>       One hotel is located in the Cincinnati, Ohio market. The TownePlace
         Suites Cincinnati Blue Ash is located at 4650 Cornell Road off Exit 47
         (Reed Hartman Highway) on Interstate 275, less than one mile from its intersection with Interstate 71. The property location is in the prestigious northern suburbs of Cincinnati within the heart of the Blue
         Ash business corridor and the burgeoning Springdale, Mason and West
         Chester sub-markets. The hotel features oversized studio, one-bedroom and two-bedroom short-term and extended-stay suites. Each suite is approximately 25% larger than a typical hotel room and has a well-equipped kitchen. Per the STR report, during the trailing-12 months ending April 2005, the subject outperformed the competitive set with an overall RevPAR penetration of 158.1%.

>>       The sponsor of the loan is Och-Ziff Real Estate, the recently established real estate fund of Och-Ziff Capital Management, an $11 billion multi-strategy hedge fund. The real estate fund's two principals are former managing directors of The Blackstone Group, Steve
         Orbuch and Steve Galiotos, who were previously responsible for acquiring over $2 billion of real estate assets. They have raised approximately $400 million to invest in a variety of real estate assets and securities. The subject portfolio of hotels has been designated a core asset of the fund.

>>       All nine of the hotels are managed by affiliates of Marriott
         International. Marriott International is the largest lodging company in the world, with approximately 2,600 owned or franchised properties in nearly 65 countries. Hotel formats in the Marriott family include full-service, select-service, extended-stay and time-share properties.
         The Marriott Rewards program and the Marriott reservation system promote strong brand recognition and customer loyalty, especially among business travelers and its core clientele.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       48
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MANSIONS AT COYOTE RIDGE
--------------------------------------------------------------------------------

[COYOTE RIDGE MAP OMITTED]                [COYOTE RIDGE PICTURE OMITTED]

                                          [COYOTE RIDGE PICTURE OMITTED]

                         [COYOTE RIDGE PICTURE OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       49
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MANSIONS AT COYOTE RIDGE
--------------------------------------------------------------------------------

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE: (1)           $46,500,000

FIRST PAYMENT DATE:                           June 11, 2005

MORTGAGE INTEREST RATE:                       5.370%

AMORTIZATION TERM:                            Five years interest only, 360
                                              months amortization schedule
                                              thereafter

MATURITY DATE:                                June 11, 2015

MATURITY BALANCE:                             $43,060,972

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/Defeasance: 118

(PAYMENTS)                                    Open: 3

LOAN PER UNIT: (1)                            $88,068

UPFRONT RESERVES:                             None

ONGOING RESERVES - MONTHLY:                   Tax and Insurance:       Yes

                                              Replacement Reserve: (2) $8,800

LOCKBOX:                                      Hard

MEZZANINE DEBT:                               $4,000,000

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Single Asset

PROPERTY TYPE:                                Multifamily

PROPERTY SUB-TYPE:                            Conventional

LOCATION:                                     Carrollton, TX

YEAR BUILT/RENOVATED:                         1999/N/A

UNITS:                                        528

OCCUPANCY AT U/W: (3)                         92%

OWNERSHIP INTEREST:                           Fee

PROPERTY MANAGEMENT:                          VPM Management, L.L.C.

                                              12/31/2004  3/31/2005       U/W
                                              ----------  ---------       ---
NET OPERATING INCOME:                         $3,750,598  $3,924,639  $4,157,294

NET CASH FLOW:                                                        $4,038,494

DSCR:                                                                    1.29x

APPRAISED VALUE:                               $65,000,000

CUT-OFF DATE LTV RATIO: (1)                    71.5%

MATURITY LTV RATIO:                            66.2%

--------------------------------------------------------------------------------
(1)  Based on an August 2005 Cut-off Date.
(2)  The borrower is required to deposit $8,800 per month into a replacement reserve to fund ongoing repairs and replacements, provided that the borrower will not be required to make any payments into the replacement reserve if the balance of the reserve equals or exceeds $105,600 (as such amount may be increased by the lender based on its annual inspection of the
     Mansions at Coyote Ridge Property).
(3)  Occupancy is based on the April 6, 2005 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       50
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MANSIONS AT COYOTE RIDGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

>>       The Mansions at Coyote Ridge (the "Subject") is a 528 unit, Class-A, multifamily complex located in Carrollton, Texas. The Subject consists of 51 two and three-story buildings constructed in 1999. The Subject's unit mix is comprised of 100 one-bedroom units, 250 two-bedroom units,
         120 three-bedroom units and 58 four-bedroom units. The Subject was 92%
         occupied as of April 6, 2005.

>>       The Subject is situated on a 36-acre site located approximately 23 miles northwest from the Dallas MSA and 18 miles from Dallas/Fort Worth
         (DFW) International Airport. The Subject is surrounded to the north, west and south by the highly acclaimed Coyote Ridge Golf Course. The
         Subject is located within close proximity to State Highway 121 and
         Interstate Highway 35E, providing easy access to Lake Lewisville, DFW
         International Airport and various shopping and entertainment venues.
         The neighborhood is primarily residential and has retail support provided by several neighborhood shopping centers located in the immediate vicinity of the Subject. The Vista Ridge Mall is a super-regional mall facility located less than two miles west of the
         Subject.

>>       Subject amenities include a 14,000 square foot clubhouse that offers a reading library, conference room, fitness center, aerobic room, multimedia room, sauna, tanning bed and a billiards room. Additional amenities include 3 swimming pools, a lighted tennis court, a volleyball court, and an indoor basketball court. Unit amenities include 10 foot ceilings, upgraded kitchens with double sinks, microwaves and plastic laminate or granite counter tops, ceramic tile floors, large walk-in closets, full-size washer/dryer connections, custom window treatments, patio/balconies, fireplaces, monitored intrusion alarms and attached garages. Upgraded units have hardwood or marble floors.

>>       Average rents at the Subject are $917 for one-bedroom units, $1,341 for two-bedroom units, $1,861 for three-bedroom units and $2,042 for four-bedroom units. The average rent at the subject is $1.11/SF, which is in-line with the range of comparables at $0.91 to $1.18/SF.

>>       The Subject is located in the Carrollton/Farmers Branch/Addison submarket. The submarket contains 21,132 units within 103 complexes.
         According to the Appraisal, the submarket has an average occupancy rate of 90.2% as of 4th quarter 2004, which is a 2.7% increase from one year earlier. For properties built after 1990 (30% of the submarket), the average occupancy was 93.6% as of year-end 2004. The average asking rental rate for the submarket is $0.83/SF or $729/unit. For properties built after 1990, the average rental rate is $935/unit or $1.00/SF.

>>       According to the appraisal, the 2004 population estimate in the 1, 3 and 5-mile radius of the Subject is 4,070, 45,248 and 192,405, respectively and is projected to grow by 46.36%, 25.36% and 15.88% in the Subject's neighborhood by 2009. Average household income in the 1,
         3 and 5-mile radius of the Subject is $80,491, $79,335 and $79,392, respectively.

>>       The Sponsors for the borrowing entity are Scott McWhorter and Michael
         Green, who formed Virtu Investments in 1997. Both partners were integral members of Fowler Shore & Flanagan LLC, which acquired and stabilized over 35,000 multifamily units in 12 western states. To date,
         Virtu Investments has acquired approximately 5,000 multifamily units.
         The sponsors have a combined net worth of approximately $35 million.

>>       VPM Management, L.L.C., a borrower-related entity, manages the Subject.
         VPM Management, L.L.C. currently manages approximately 5,000 multifamily units in 23 apartment complexes, two office buildings, and one hotel in nine states.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       51
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

                  [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       52
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MANSIONS AT RIDGEVIEW RANCH
--------------------------------------------------------------------------------

[RIDGEVIEW RANCH MAP OMITTED]              [RIDGEVIEW RANCH PICTURE OMITTED]

                     [RIDGEVIEW RANCH PICTURE OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       53
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MANSIONS AT RIDGEVIEW RANCH
--------------------------------------------------------------------------------

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE: (1)           $45,200,000

FIRST PAYMENT DATE:                           June 11, 2005

MORTGAGE INTEREST RATE:                       5.370%

AMORTIZATION TERM:                            Five years interest only, 360
                                              months amortization schedule
                                              thereafter

MATURITY DATE:                                June 11, 2015

MATURITY BALANCE:                             $41,857,117

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/Defeasance: 118

(PAYMENTS)                                    Open: 3

LOAN PER UNIT: (1)                            $82,482

UPFRONT RESERVES:                             Engineering Reserve:  $7,313

ONGOING RESERVES - MONTHLY:                   Tax and Insurance:    Yes

                                              Replacement Reserve: (2)    $9,133

LOCKBOX:                                      Hard

MEZZANINE DEBT:                               No (3)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Single Asset

PROPERTY TYPE:                                Multifamily

PROPERTY SUB-TYPE:                            Conventional

LOCATION:                                     Plano, TX

YEAR BUILT/RENOVATED:                         1999/N/A

UNITS:                                        548

OCCUPANCY AT U/W: (4)                         91%

OWNERSHIP INTEREST:                           Fee

PROPERTY MANAGEMENT:                          VPM Management, L.L.C.

                                              12/31/2004   3/31/2005      U/W
                                              ----------   ---------      ---
NET OPERATING INCOME:                         $3,882,255   $4,052,571 $4,205,616

NET CASH FLOW:                                                        $4,082,316

DSCR:                                                                    1.34x

APPRAISED VALUE:                              $62,750,000

CUT-OFF DATE LTV RATIO: (1)                   72.0%

MATURITY LTV RATIO:                           66.7%

--------------------------------------------------------------------------------
(1)  Based on an August 2005 Cut-off Date.
(2)  The borrower is required to deposit $9,133 per month into a replacement reserve to fund ongoing repairs and replacements, provided that the borrower will not be required to make any payments into the replacement reserve if the balance of the reserve equals or exceeds $109,600 (as such amount may be increased by the lender based on its annual inspection of the
     Mansions at Ridgeview Ranch Property).
(3)  Future Mezzanine Debt is permitted as described in the Prospectus
     Supplement.
(4)  Occupancy is based on the April 14, 2005 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       54
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MANSIONS AT RIDGEVIEW RANCH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

>>       The Mansions at Ridgeview Ranch (the "Subject") is a 548 unit, Class-A, multifamily complex located in Plano, Texas which is part of the Dallas
         MSA. The property consists of 31 two and three-story buildings constructed in 1999. The Subject unit mix is comprised of 156 one-bedroom units, 262 two-bedroom units, 78 three-bedroom units and 52 four-bedroom units. The Subject was 91% occupied as of April 14, 2005.

>>       The Subject is situated on a 32-acre site generally bound by State
         Highway 121 to the north, Spring Creek Parkway to the south, Central
         Expressway (US-75) to the east, and Coit Road to the west. This area encompasses a large portion of West Plano. The Subject is 32 miles from
         Dallas/Fort Worth (DFW) International Airport. The highly acclaimed
         Ridgeview Ranch Golf Course borders the Subject to the north and the west. The neighborhood is primarily residential and has retail support provided by several regional shopping centers located in the immediate vicinity of the Subject. Another notable development in the neighborhood is the Chase Oaks Golf Course, which is located on the north side of Chase Oaks Boulevard, north of Legacy Drive. In addition, the Plantation Resort Golf Course, Stonebriar Country Club and Golf
         Course, Twin Creeks Golf Course and the Glen Eagles Country Club are
         located within close proximity to the Subject. Furthermore, the neighborhood has experienced strong growth over the past two decades as new employment centers continue to be developed nearby.

>>       Subject amenities include a clubhouse that offers a business room, fitness center, aerobic room, multimedia room, sauna, tanning bed and a billiards room. Additional amenities include six swimming pools, lighted tennis courts, putting greens, a sand volleyball court, and a basketball court. Unit amenities include 10 foot ceilings, upgraded kitchens with double sinks, microwaves, plastic laminate or granite counter tops, ceramic tile floors, large walk-in closets, full-size washer/dryer connections, custom window treatments, patio/balconies, fireplaces, monitored intrusion alarms and attached garages. Upgraded units have hardwood or marble floors.

>>       Average rents at the Subject are $918 for one-bedroom units, $1,248 for two-bedroom units, $1,733 for three-bedroom units and $1,912 for four-bedroom units. The average rent at the Subject is $1.13/SF which is in-line with the range of comparable properties at $0.84 to
         $1.24/SF.

>>       According to the Appraisal, the Subject is located in the West Plano submarket, which contains 25,768 units within 95 apartment complexes as of year-end 2004. The submarket had an average occupancy rate of 92.4%.
         For properties built after 1990 (71% of submarket), the average occupancy was 92.6%. The average asking rental rate for the submarket is $0.89/SF or $836/unit. For properties built after 1990, the average rental rate is $904/unit or $0.95/SF. According to an ALN Systems, Inc.
         survey, multifamily properties within a one-mile radius of the Subject have an average occupancy of 94% and average rental rate of $1,082 or
         $1.04/SF.

>>       According to the appraisal, the population in the 1, 3 and 5-mile radius of the Subject is 7,502, 79,695 and 214,164, respectively and is projected to grow by approximately 42.6%, 29.24% and 26.94% in the
         Subject's neighborhood by 2009. Average household income in the 1, 3 and 5-mile radius of the Subject is $109,837, $115,790 and $100,212, respectively.

>>       The Sponsors for the borrowing entity are Scott McWhorter and Michael
         Green, who formed Virtu Investments in 1997. Both partners were integral members of Fowler Shore & Flanagan LLC, which acquired and stabilized over 35,000 multifamily units in 12 western states. To date,
         Virtu Investments has acquired approximately 5,000 multifamily units.
         The sponsors have a combined net worth of approximately $35 million.

>>       VPM Management, L.L.C., a borrower-related entity, manages the Subject.
         VPM Management, L.L.C. currently manages approximately 5,000 multifamily units in 23 apartment complexes, two office buildings, and one hotel in nine states.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       55
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

                  [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       56
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       EXCHANGE AT GAINESVILLE APARTMENTS
-------------------------------------------------------------------------------

[GAINESVILLE APARTMENTS MAP OMITTED]      [GAINESVILLE APARTMENTS PHOTO OMITTED]

                     [GAINESVILLE APARTMENTS PHOTO OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       57
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       EXCHANGE AT GAINESVILLE APARTMENTS
--------------------------------------------------------------------------------

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE: (1)         $38,715,471

FIRST PAYMENT DATE:                         July 1, 2005

MORTGAGE INTEREST RATE:                     5.195%

AMORTIZATION TERM:                          360 months

MATURITY DATE:                              June 1, 2015

MATURITY BALANCE:                           $32,099,955

INTEREST CALCULATION:                       Actual/360

CALL PROTECTION:                            Lockout/Defeasance: 116

(PAYMENTS)                                  Open: 4

LOAN PER UNIT: (1)                          $97,766

UPFRONT RESERVES:                           Engineering Reserve:    $36,300

ONGOING RESERVES - MONTHLY                  Tax and Insurance: (2)    Yes

                                            Replacement Reserve: (3) $9,900

LOCKBOX:                                    N/A

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                     Single Asset

PROPERTY TYPE:                              Multifamily

PROPERTY SUB-TYPE:                          Conventional

LOCATION:                                   Gainesville, FL

YEAR BUILT/RENOVATED:                       2002/N/A

UNITS:                                      396

OCCUPANCY AT U/W: (4)                       95%

OWNERSHIP INTEREST:                         Fee

PROPERTY MANAGEMENT:                        ACC OP Management LLC

                                            12/31/2004    4/30/2005      U/W
                                            ----------    ---------      ---
NET OPERATING INCOME:                       $3,250,458    $3,711,651  $3,309,268

NET CASH FLOW:                                                        $3,190,471

DSCR:                                                                    1.25x

APPRAISED VALUE:                             $48,600,000

CUT-OFF DATE LTV RATIO: (1)                  79.7%

MATURITY LTV RATIO:                          66.0%

--------------------------------------------------------------------------------
(1)  Based on an August 2005 Cut-off Date.
(2)  The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies. However, the borrower is not required to make any payments into the insurance reserve if the borrower furnishes satisfactory evidence that the Exchange at Gainesville Apartments Property is insured under satisfactory blanket policies of insurance.
(3)  The borrower is required to deposit $9,900 per month into a replacement reserve to fund ongoing repairs and replacements, subject to a $237,600 cap.
(4)  Occupancy is based on a May 18, 2005 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       58
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       EXCHANGE AT GAINESVILLE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

>>       The Exchange at Gainesville Apartments property is a garden style, student-housing property located in Gainesville, Alachua County,
         Florida. Built in 2002, the Exchange at Gainesville consists of 20 residential buildings containing 396 units featuring 1044 private bedrooms. The property consists of 48 one-bedroom units, 132 two-bedroom units, 132 three-bedroom units, and 84 four-bedroom units.
         The units with multiple bedrooms are designed whereby each resident has their individual bedroom and bathroom and shares all other common areas, including kitchen, living room, utility storage area, patio or balcony, and laundry facility. All units are furnished, including 32"
         televisions and in-unit washers and dryers. Site amenities include two swimming pools, Jacuzzi, clubhouse, fitness center, game room, 24-hour computer center with Internet access, private study rooms, basketball court, sand volleyball court, tanning beds, picnic area with barbeque grills, and gated entry. There are a total of 1,316 parking spaces including 1,160 open stalls and 156 covered stalls.

>>       Average rents at the property are $805 per month for one-bedroom units,
         $1074 per month for two-bedroom units, $1515 per month for three-bedroom units, and $1983 per month for four-bedroom units. The occupancy is 95% per the May 18, 2005 rent roll. Historical occupancy at the property since stabilization occurred in 2003 has ranged from
         95-97%.

>>       The Exchange at Gainesville Apartments property is located approximately two miles south of the Central Business District and one mile south of the University of Florida. Alachua County is comprised of
         12 incorporated cities with a total population of 233,000. Gainesville is the commercial hub for the North Central Florida area and has a population of 111,000. The neighborhood consists of multi-family apartments, single-family residential homes, and commercial developments located primarily along Southwest 13th Street and Archer
         Road. Archer Road is a main commercial corridor including Wal-Mart,
         Target, Winn-Dixie, various restaurants, and retail outlets. In addition, the North Florida Regional hospital is located 4 miles northwest of the subject along with the Oaks Mall, a leading regional shopping mall for Greater Gainesville and central Alachua County.

>>       The 2004/2005 enrollment for the University of Florida is 48,765, ranking fourth in the nation among public universities. The university has experienced a five-year enrollment growth of 8.17%. The University of Florida's current on-campus housing portfolio is 99% occupied and includes 24 traditional residence halls and five village communities which house approximately 10,790 students, which is less than 23% of the total enrollment.

>>       The total number of students in the Gainesville area is estimated at
         62,894, and is expected to grow to 75,000 by 2014 (approximately 2% per annum). The Alachua County apartment market has approximately 3,000 units containing 7,536 beds, all of which were built after 1989 and directly compete with the subject. Occupancy over the past 3 to 5 years has averaged over 95%. The market is experiencing good occupancy levels, and a substantial overall increase in rents over the past 3-5 years with these trends expected to continue.

>>       The borrower under the Exchange at Gainesville Apartments Loan is ACC
         OP (Village at Gainesville) LLC. The borrower is a single purpose limited liability company. The managing member of the borrower is ACC
         OP (Village at Gainesville) Manager LLC, a single purpose limited liability company with an independent manager. The sponsor, American
         Campus Communities Operating Partnership LP, is owned by American
         Campus Communities, Inc., a publicly traded REIT. ACC has been involved in the development, construction, ownership, and management of 114 properties ranging from modern student apartments to traditional full-service residence halls. ACC owns 18 student-housing properties throughout several states.

>>       ACC OP Management LLC (ACC), the property manager, is owned by American
         Campus Communities. ACC is headquartered in Austin, Texas and includes a staff with more than 140 cumulative years experience in the student housing industry. ACC has extensive management experience in all student housing product types, including student apartment communities and traditional full-service residence halls. Including the subject property, ACC currently manages 39 properties with 25,627 beds in twelve states. ACC manages a total of two student-housing projects in
         Gainesville, each of which averages 95% occupancy.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       59
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

                  [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       60
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            THE ATRIUM AT ST. FRANCIS
-------------------------------------------------------------------------------

[ST. FRANCIS MAP OMITTED]               [ST. FRANCIS PHOTO OMITTED]

                          [ST. FRANCIS PHOTO OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       61
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            THE ATRIUM AT ST. FRANCIS
--------------------------------------------------------------------------------

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE: (1)         $30,000,000

FIRST PAYMENT DATE:                         August 11, 2005

MORTGAGE INTEREST RATE:                     4.970%

AMORTIZATION TERM:                          Three years interest only,
                                            360 months amortization
                                            schedule thereafter

ANTICIPATED REPAYMENT DATE:                 July 11, 2015

MATURITY DATE:                              July 11, 2035

ARD BALANCE:                                $26,537,797

INTEREST CALCULATION:                       Actual/360

CALL PROTECTION: (2)                        Lockout/Defeasance: 117

(PAYMENTS)                                  Open: 3

LOAN PER SF: (1)                            $201

UPFRONT RESERVES:                           None

ONGOING RESERVES - MONTHLY:                 Tax and Insurance:        Yes

                                            TI/LC Reserve: (3)        $6,250

                                            Replacement Reserve: (4)  $1,862

LOCKBOX:                                    Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                     Single Asset

PROPERTY TYPE:                              Office

PROPERTY SUB-TYPE:                          Suburban

LOCATION:                                   Poughkeepsie, NY

YEAR BUILT/RENOVATED:                       1999/N/A

SQUARE FEET:                                148,896

OCCUPANCY AT U/W: (5)                       98%

OWNERSHIP INTEREST:                         Leasehold

                                                             % of
                                                            Total       Lease
                                             NRSF            NRSF     Expiration
                                             ----            ----     ----------
ST. FRANCIS HOSPITAL                        83,660          56.2%      3/1/2038

ORTHOPEDIC ASSOCIATES                       26,482          17.8%      5/1/2010

NEW CENTURY MEDICAL ASSOCIATES               8,859           5.9%      12/1/2009

PROPERTY MANAGEMENT:                        BBL Management Group

                                            12/31/2004    2/28/2005      U/W
                                            ----------    ---------      ---
NET OPERATING INCOME:                       $2,772,987    $2,793,500  $2,875,334

NET CASH FLOW:                                                        $2,744,340

DSCR:                                                                    1.42x

APPRAISED VALUE:                            $37,800,000

CUT-OFF DATE LTV RATIO: (1)                 79.4%

MATURITY LTV RATIO:                         70.2%

--------------------------------------------------------------------------------
(1)  Based on an August 2005 Cut-off Date.
(2)  Pursuant to the ground lease, the ground lessor has a purchase option whereby such lessor can acquire the lessee-borrower's interest in the leasehold estate. If such option is exercised during a period of time when the borrower is entitled to defease the loan, the borrower is required to defease the loan to facilitate a conveyance of the leasehold estate free and clear to the lessor. To the extent the purchase option is exercised during a period of time when defeasance is not an available option for the borrower, then the borrower is required to prepay the loan in full as a condition to such conveyance and pay a yield maintenance fee in an amount equal to the required yield maintenance where the discount rate is reduced by 100 basis points. Please see the Preliminary Prospectus Supplement for a
     more detailed discussion of the purchase option.
(3)  The borrower is required to deposit $6,250 per month into a TI/LC reserve, subject to a $450,000 cap.
(4)  The borrower is required to deposit $1,862 per month into a replacement reserve to fund ongoing repairs and replacements, subject to a $134,064 cap.
(5)  Occupancy is based on the March 31, 2005 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       62
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            THE ATRIUM AT ST. FRANCIS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

>>       The Atrium at St. Francis (the "Subject") is a Class A suburban office building, attached to Saint Francis Hospital, located in Poughkeepsie,
         New York. Built in 1999, the Subject contains 148,896 net rentable square feet and consists of four stories with a finished basement. It is located on the east side of Webster Avenue between Garden and Cook
         Streets and its lobby has become the primary entrance to Saint Francis
         Hospital, which is connected to the Subject building on the ground level and on the second floor.

>>       The property is subject to a ground lease from Saint Francis Hospital that commenced on February 1, 2000 and expires on January 31, 2045. The rental payment due each lease year is $185,120.

>>       The Subject was 97.9% occupied as of March 31, 2005 to 10 tenants who all operate in the medical industry. Major tenants at the Subject include Saint Francis Hospital (83,660 SF; 56.2% NRA; $20.28/SF; lease exp. 3/1/2038). Orthopedic Associates (26,482 SF; 17.8% NRA; $28.01/SF;
         lease exp. 5/1/2010), and New Century Medical Associates (8,859 SF:
         5.9% NRA; $25.16; lease exp. 11/30/2009). All tenants pay a pro-rata share of operating expenses excluding Saint Francis Hospital, which does not pay any portion of the ground lease or parking facility fee.

>>       Saint Francis Hospital is a not-for-profit multifaceted healthcare facility dedicated to serving the Hudson Valley region with a comprehensive range of inpatient and outpatient services. Saint Francis includes an acute care facility with Centers of Excellence in
         Orthopedics, Plastic Surgery, Behavioral Health, Trauma, and
         Neuroscience in Poughkeepsie. St. Francis Hospital had net income of
         $4,173,144 for the year ended December 31, 2004. The Hospital had total assets as of December 31, 2004 of $103.7 million.

>>       Orthopedic Associates of Dutchess County consists of fourteen surgeons
         (all practicing general orthopedics and each trained in one of several sub-specialties of orthopedic medicine), a board certified rheumatologist, two highly trained accredited physician assistants, seven licensed radiological technologists, and a staff of dedicated trained professionals operating in 5 locations. Orthopedic Associates has two 5-year extension options.

>>       The Dutchess County medical office market has experienced absorption of approximately 336,000 square feet of medical office space over the last five years or an average of 67,200 square feet per year. In-place rental rates at the Subject average $22.94/SF which is in-line with the medical office submarket range of $17.57 to $25.00/SF. According to the
         Appraisal, the overall vacancy rate in the medical office submarket is
         3.84% and there are currently no concessions being offered in the market and local brokers are projecting rents to continue to increase at a rate of 2% to 3% per annum.

>>       The borrowing entity, Columbia SFH, L.L.C. is an SPE controlled by
         Joseph Nicolla and Donald Duke. Joseph Nicolla is President and owner of Columbian Development Companies with over 20 years of experience in engineering, real estate development and construction. He is responsible for commercial and residential development including property acquisition. During his career, he has developed more than
         $300 million of commercial and residential real estate. Donald Duke is principal owner and President of BBL Construction Services with over 30 years of experience in all phases of construction. Combined, the carve-out guarantors have a net worth of approximately $40 million and a liquidity of $3 million.

>>       The Subject is managed by BBL Management Group (BBL), an affiliate of the Borrower. BBL has over 15 years of experience in managing properties and presently has over 2.5 million square feet under management, including another medical office, Putnam Hospital Center, located in Carmel, NY, southeast of Dutchess County, NY.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       63
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            THE ATRIUM AT ST. FRANCIS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------



                                                                                             % OF TOTAL BASE         CUMULATIVE % OF
                # OF LEASES     AVERAGE BASE RENT       % OF TOTAL SF       CUMULATIVE %      RENTAL REVENUES         TOTAL RENTAL
    YEAR          ROLLING         PER SF ROLLING            ROLLING         OF SF ROLLING         ROLLING           REVENUES ROLLING
    ----          -------         --------------            -------         -------------         -------           ----------------

    2006             1                $29.09                 2.5%               2.5%               3.3%                   3.3%
------------------------------------------------------------------------------------------------------------------------------------
    2007             1                $26.25                 1.0%               3.6%               1.2%                   4.5%
------------------------------------------------------------------------------------------------------------------------------------
    2009             5                $25.16                14.9%              18.5%               16.7%                 21.2%
------------------------------------------------------------------------------------------------------------------------------------
    2010             4                $27.11                23.2%              41.7%               28.0%                 49.2%
------------------------------------------------------------------------------------------------------------------------------------
   > 2015            5                $20.28                56.2%              97.9%               50.8%                 100.0%
------------------------------------------------------------------------------------------------------------------------------------
   Vacant           N/A                N/A                   2.1%              100.0%               N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       64
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CIRCLE PARK APARTMENTS
--------------------------------------------------------------------------------

[CIRCLE PARK MAP OMITTED]                     [CIRCLE PARK PHOTO OMITTED]

                                              [CIRCLE PARK PHOTO OMITTED]

                          [CIRCLE PARK PHOTO OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       65
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CIRCLE PARK APARTMENTS
--------------------------------------------------------------------------------

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE: (1)          $28,500,000

FIRST PAYMENT DATE:                          July 11, 2005

MORTGAGE INTEREST RATE:                      4.970%

AMORTIZATION TERM:                           Three years interest only,
                                             360 months amortization
                                             schedule thereafter

MATURITY DATE:                               June 11, 2015

MATURITY BALANCE:                            $25,209,998

INTEREST CALCULATION:                        Actual/360

CALL PROTECTION:                             Lockout/Defeasance: 117

(PAYMENTS)                                   Open: 3

LOAN PER UNIT: (1)                           $72,704

UPFRONT RESERVES:                            Engineering Reserve:      $125,000

ONGOING RESERVES - MONTHLY:                  Tax and Insurance:        Yes

                                             Replacement Reserve: (2)  $8,722

LOCKBOX:                                     Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                      Single Asset

PROPERTY TYPE:                               Multifamily

PROPERTY SUB-TYPE:                           Conventional

LOCATION:                                    Chicago, IL

YEAR BUILT/RENOVATED:                        1983/N/A

UNITS:                                       392

OCCUPANCY AT U/W: (3)                        88%

OWNERSHIP INTEREST:                          Fee

PROPERTY MANAGEMENT:                         NFM, Inc. and Howard Gordon
                                             Kaplan Ltd.

                                             12/31/2004   3/31/2005     U/W
                                             ----------   ---------     ---
NET OPERATING INCOME:                        $2,444,868   $2,417,337  $2,538,171

NET CASH FLOW:                                                        $2,433,507

DSCR:                                                                    1.33x

APPRAISED VALUE:                             $36,100,000

CUT-OFF DATE LTV RATIO: (1)                  78.9%

MATURITY LTV RATIO:                          69.8%

(1)  Based on an August 2005 Cut-off Date.
(2)  The borrower is required to deposit $8,722 per month into a replacement reserve, subject to a $294,000 cap.
(3)  Occupancy is based on the March 31, 2005 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       66
--------------------------------------------------------------------------------

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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CIRCLE PARK APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

>>       Circle Park Apartments (the "Subject") is a 392 unit, Class B apartment complex comprised of an eight-story building, six three-story apartment and part townhouse structures and nine two-story townhouse structures.
         The Property is located in Chicago, Illinois and is in close proximity to the University of Illinois Medical Center, Rush Presbyterian/St.
         Luke's Medical Center and is located a few blocks from Chicago's CBD.

>>       The sixteen buildings of the complex are situated on a 10.6-acre parcel of land. There are 120 one-bedroom, 60 two-bedroom as well as 24 three-bedroom apartments, and 104 two-bedroom and 84 three-bedroom townhouse apartments at the Property. The apartments and townhouses have a combined rentable area of 360,408 square feet.

>>       The Subject was built in 1983 and has had a project based Section 8 HAP contract with the U.S. Department of Housing and Urban Development
         (HUD) since it was completed. The original 20-year contract expired in
         2003 with HUD granting two 2-year extensions expiring in 2007. At each renewal, the contract rents are set near market rents based on comparables.

>>       The Property contains 231 units that are leased to Section 8 tenants with 120 one-bedroom units predominantly leased to the elderly. These apartments have historically been well occupied and are currently in great demand as evidenced by the waiting list for these units.
         Presently, the waiting list consists of over 400 people for the two-bedroom Section 8 townhomes and three-bedroom Section 8 townhomes.

>>       The Subject is located within the Illinois Medical District (IMD) of western Chicago, which includes hospitals and medical offices for
         University of Illinois Medical Center and Rush Presbyterian/St. Luke's
         Medical Center. The IMD covers 560 acres, houses 2,200 hospital beds, has 20,000 employees, receives 75,000 visitors daily and generates approximately $220 million in research annually. It is the nation's largest urban medical district and is the State of Illinois' largest biotechnology/medical complex. These facilities are generally located to the west and north of the Subject. Also, the University of Illinois at Chicago campus, with approximately 24,600 students, is located northeast of the Subject.

>>       The Subject is located in the City West Submarket. According to Reis, the submarket contains 145 apartment buildings with 20,722 units and benefits from a high student population. Properties of similar age of the Subject, built between 1980 and 1989, command an average rent of
         $1,086 per month, which is in-line with the Subject's average in-place rent of $1,170 per month. The Subject is the only Class B garden-style property in the submarket as well as the only property that has been approved for a significant number of Section 8 units.

>>       The borrowing entity for the Subject is UCA II LLC. The carveout guarantor is Howard Kaplan. Howard Kaplan has been involved in real estate for more than thirty years as an investor, an attorney and an accountant. He maintains ownership interest in many commercial and residential real estate developments and is involved in the oversight and management of several large real estate ventures. Mr. Kaplan has actively participated in both the management and ownership of acquisition and development projects, including seven residential projects, totaling 1,300 units, three parking garages, two hotels and two office buildings, primarily located in the Chicago area. Mr. Kaplan is the founding partner of both The Kaplan Group Ltd., a law firm, and
         The Kaplan Partners, LLP, an accounting firm.

>>       The Property is managed by The New Frontier Properties, which has managed the property for over 15 years. New Frontier Properties was organized 30 years ago and provides residential and commercial real estate management services. Since 1977, New Frontier Management has managed a diverse portfolio of 17,500 residential units located throughout the United States, specializing in housing management for senior citizens and disabled residents.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       67
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--------------------------------------------------------------------------------

                  [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       68
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             MIDWAY SHOPPING CENTER
-------------------------------------------------------------------------------

[MIDAY MAP OMITTED]                        [MIDWAY PHOTO OMITTED]

                                           [MIDWAY PHOTO OMITTED]

                             [MIDWAY PHOTO OMITTED]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       69
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MIDWAY SHOPPING CENTER
--------------------------------------------------------------------------------

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE: (1)          $27,400,000

FIRST PAYMENT DATE:                          July 11, 2005

MORTGAGE INTEREST RATE:                      5.070%

AMORTIZATION TERM:                           Two years interest only, 360
                                             months amortization schedule
                                             thereafter

MATURITY DATE:                               July 11, 2015

MATURITY BALANCE:                            $23,703,923

INTEREST CALCULATION:                        Actual/360

CALL PROTECTION:                             Fee Lockout/Defeasance: 117

(PAYMENTS)                                   Open: 4

LOAN PER SF: (1)                             $94

UPFRONT RESERVES:                            Engineering Reserve:     $16,426

ONGOING RESERVES - MONTHLY:                  Tax and Insurance:       Yes

                                             TI/LC Reserve: (2)       $6,083

                                             Replacement Reserve: (3) $3,167

LOCKBOX:                                     Modified

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                      Single Asset

PROPERTY TYPE:                               Retail

PROPERTY SUB-TYPE:                           Anchored

LOCATION:                                    St. Paul, MN

YEAR BUILT/RENOVATED:                        1959/2004

SQUARE FEET:                                 292,710

OCCUPANCY AT U/W: (4)                        97%

OWNERSHIP INTEREST:                          Fee

                                                          % of
                                                          Total       Lease
MAJOR TENANTS                                NSRF         NSRF       Expiration
-------------                                ----         ----       ----------
RAINBOW FOODS                               66,376        22.7%      5/31/2010

BOWL RITE                                   36,000        12.3%      12/31/2015

OFFICE MAX                                  25,800         8.8%       6/30/2015

PROPERTY MANAGEMENT:                        RD Management LLC

                                             12/31/2003   12/31/2004    U/W
                                             ----------   ----------    ---
NET OPERATING INCOME:                        $2,374,128   $2,573,760  $2,333,497

NET CASH FLOW:                                                        $2,211,096

DSCR:                                                                   1.24x

APPRAISED VALUE:                             $34,700,000

CUT-OFF DATE LTV RATIO: (1)                  79.0%

MATURITY LTV RATIO:                          68.3%

--------------------------------------------------------------------------------
(1)  Based on an August 2005 Cut-off Date.
(2)  The borrower is required to deposit $6,083 per month into a rollover reserve, subject to a $365,000 cap. Additionally, in the event that (i) the tenant Rainbow Foods ("RBF") or a successor tenant (the "RBF Successor")
     goes dark or vacates any portion of the premises currently leased to RBF;
     (ii) RBF or the RBF Successor provides notice that they intend not to renew or extend their respective lease; (iii) RBF fails to deliver notice to renew or to extend the RBF lease by May 31, 2009 or, with respect to an RBF
     Successor Tenant, by May 31, 2011, or (iv) RBF or RBF Successor becomes bankrupt or insolvent or a debtor in any bankruptcy or insolvency proceeding (any of the foregoing being, a "Renewal Trigger Event"), then borrower is required to deposit all excess cash flow into the TI/LC Reserve until the amount in the TI/LC Reserve reaches $330,000. A Renewal Trigger
     Event will cease when, among other circumstances, the lender receives evidence that RBF or the RBF Successor has renewed or extended their respective lease and has entered into a new lease for all of the space currently demised by RBF on economic terms at least as favorable as those contained in the RBF Lease and for a term expiring on or after May 31,
     2020.
(3)  The borrower is required to deposit $3,167 per month into a replacement reserve to fund ongoing repairs and replacements, subject to a $190,000 cap.
(4)  Occupancy is based on the May 19, 2005 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       70
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MIDWAY SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

>>       Midway Shopping Center (the "Subject") is secured by a 292,710 square foot open-air community shopping center located in St. Paul, Minnesota.
         The Subject is 97.4% occupied as of May 19, 2005 and is anchored by
         Rainbow Foods Super Market, which has been a tenant at the Subject since 1983. The Center benefits from its strategic location at the intersection of West University Avenue and Snelling Avenue, one of the
         busiest intersections in St. Paul.

>>       The Subject, originally built in 1959, underwent major renovations and expansions in the early 1990's that included the addition of a third strip mall building as well as two restaurant pads. The Subject is well maintained and a $1.17 million exterior facade and roof renovation has recently been completed. The parking area provides 1,936 spaces and is re-striped once a year.

>>       Major tenants include: Rainbow Foods ($3.62/SF; 23% NRA; lease exp.
         5/31/10), Bowl Rite ($2.63/SF, 12.3% NRA; lease exp. 12/31/2015),
         Office Max ($8.90/SF; 9% NRA; lease exp. 6/30/15) and Walgreen's
         ($10.40/SF; 4% NRA; lease exp. 11/30/29). Approximately 69.2% of the tenants have occupied the center for more than ten years with 38.9% of the tenant base having a credit rating of BB or better.

>>       Rainbow Foods lease began in March 1983 and is currently in an extension period of their lease that expires May 31, 2010. The tenant has four five-year renewal options remaining. The tenant reimburses a pro-rata share of CAM and real estate taxes. The tenant reported sales of $368 PSF in 2004, which equates to an occupancy cost of 2.3%. In
         2003, Roundy's Corporation bought 31 Rainbow Foods in Minnesota and has continued to operate under the Rainbow banner. Roundy's is a leading
         Wisconsin food retailer, with supermarket chains operating under several banners, including the Pick `N Save and Copps Food Centers.

>>       The Bowl Rite lease began in 1993 and expires in 2015. The tenant is responsible for its pro-rata share of CAM and real estate taxes.

>>       The Office Max (NYSE: OMX; BB rating by S&P) lease began in 1990 and expires in 2015. The tenant has one five-year renewal option. Office
         Max pays a pro-rata share of real estate taxes and CAM. The tenant has an occupancy cost of 6.1%. Office Max, Inc., provides office supplies and paper, print and document services, technology products and solutions and furniture to large, medium and small businesses and consumers.

>>       The 2004 population within the 1, 3 and 5 mile radius is 21,525,
         163,232 and 389,721, respectively. The average household income for
         2004 within the 1, 3 and 5 mile radius was $53,699, $65,692 and
         $56,899, respectively. The Subject has excellent access and is in close proximity to Interstate 94, which is located just south of the subject.

>>       The St. Paul sub-market contains approximately 4,607,000 SF of retail space in 50 neighborhood and community centers. The average asking rental rates for in-line tenants at community centers in the Subject's sub-market ranged from $13.00 to $26.18/Sfwith an average of $17.10/SF as of March 31st, 2005. Anchor rents range from $7.40 to $18.75/SF with a mean of $14.49/SF. The vacancy rate for community centers was 4.5% as of March 31st, 2005. The Subject's average in-line rent is $10.42/SF and anchor rent is $5.12/SF.

>>       The non-recourse guarantors, Richard Birdoff and Jay Furman, have combined total assets of over $200 million and liquidity of $16.4 million. Jay Furman is the CEO of RD Management LLC ("RDM"), the
         Subject's management company, and individually has significant interests in more than 100 shopping centers. Richard Birdoff is the executive vice president of RDM and has more than 15 years experience in real estate. RDM, headquartered in New York, is a full-service leasing and management company with more than 200 shopping centers under management that contain approximately 20 million square feet of commercial space, which are located in 36 states, as well as Puerto
         Rico, and Canada.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       71
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MIDWAY SHOPPING CENTER
--------------------------------------------------------------------------------

                            LEASE ROLLOVER SCHEDULE



                                                                                             % OF TOTAL BASE         CUMULATIVE % OF
                # OF LEASES     AVERAGE BASE RENT       % OF TOTAL SF       CUMULATIVE %      RENTAL REVENUES         TOTAL RENTAL
    YEAR          ROLLING         PER SF ROLLING            ROLLING         OF SF ROLLING         ROLLING           REVENUES ROLLING
    ----          -------         --------------            -------         -------------         -------           ----------------

     MTM             1                $15.00                 0.3%               0.3%               0.6%                   0.6%
------------------------------------------------------------------------------------------------------------------------------------
    2006             7                $12.02                11.2%              11.5%               15.8%                 16.4%
------------------------------------------------------------------------------------------------------------------------------------
    2007             5                $13.68                 9.8%              21.3%               15.7%                 32.2%
------------------------------------------------------------------------------------------------------------------------------------
    2008             7                $11.42                 8.9%              30.2%               12.0%                 44.2%
------------------------------------------------------------------------------------------------------------------------------------
    2009             4                $12.89                10.5%              40.7%               15.9%                 60.0%
------------------------------------------------------------------------------------------------------------------------------------
    2010             3                $4.49                 24.7%              65.4%               13.1%                 73.1%
------------------------------------------------------------------------------------------------------------------------------------
    2011             1                $23.88                 0.4%              65.8%               1.1%                  74.2%
------------------------------------------------------------------------------------------------------------------------------------
    2012             1                $10.32                 2.0%              67.8%               2.4%                  76.6%
------------------------------------------------------------------------------------------------------------------------------------
    2013             1                $7.75                  3.4%              71.2%               3.1%                  79.7%
------------------------------------------------------------------------------------------------------------------------------------
    2014             1                $20.00                 0.8%              72.0%               2.0%                  81.7%
------------------------------------------------------------------------------------------------------------------------------------
    2015             2                $5.25                 21.1%              93.1%               13.1%                 94.8%
------------------------------------------------------------------------------------------------------------------------------------
   > 2015            1                $10.40                 4.3%              97.4%               5.2%                  100.0%
------------------------------------------------------------------------------------------------------------------------------------
   Vacant           N/A                N/A                   2.6%              100.0%               N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       72
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--------------------------------------------------------------------------------

                  [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       73
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------

                  [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       74
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CSFB 2005-C4       COLLATERAL AND STRUCTURAL TERM SHEET           JULY 29, 2005
--------------------------------------------------------------------------------


                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                             PHONE                             FAX                              E-MAIL

Barry Polen                         212.325.3295                      212.743.4826                     barry.polen@csfb.com
Managing Director

Ken Rivkin                          212.538.8737                      212.743.4762                     ken.rivkin@csfb.com
Managing Director

Andrew Winer                        212.325.3295                      212.743.8104                     andrew.winer@csfb.com
Director

Chris Anderson                      212.325.3295                      212.743.4790                     chris.anderson@csfb.com
Director

Derek Barcelona                     212.325.2648                      212.743.5830                     derek.barcelona@csfb.com
Director

Jason Fruchtman                     212.325.3492                      212.743.4827                     jason.fruchtman@csfb.com
Vice President

Jason Kahn                          212.325.4426                      212.743.4751                     jason.kahn@csfb.com
Associate

Brian Trotta                        212.325.3295                      212.743.4734                     brian.trotta@csfb.com
Analyst
------------------------------------------------------------------------------------------------------------------------------------

                               STRUCTURED FINANCE

CONTACT                             PHONE                             FAX                              E-MAIL

Jeffrey Altabef                     212.325.5584                      212.743.5227                     jeffrey.altabef@csfb.com
Managing Director

Stephen Krooth                      212.538.2507                      212.743.4623                     stephen.krooth@csfb.com
Vice President

Lisa Lee                            212.538.9174                      212.743.4943                     lisa.lee@csfb.com
Associate

Jaclyn Zimmermann                   212.538.6181                      212.743.4974                     jaclyn.zimmermann@csfb.com
Associate

Scott Greenfield                    212.538.8755                      212-743.5378                     scott.greenfield@csfb.com
Analyst

Gautam Agarwal                      212.538.9759                      212.743.5314                     gautam.agarwal@csfb.com
Analyst
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, KeyBanc
Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank
Securities Inc., and Wachovia Capital Markets, LLC (collectively, the
"Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the
Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The
Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION
CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL
ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES
DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL
INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION
CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES
ACTUALLY SOLD TO YOU.

                                       75
--------------------------------------------------------------------------------